NUVEEN Exchange-Traded Funds
February 28, 1999

           Semiannual Report

Dependable, tax-free income to help you keep more of what you earn.

NCA
NCP
NCO
NQC
NVC
NUC
California

Photo of: People walking along beach

Highlights
As of February 28, 1999




Nuveen California Municipal Value Fund, Inc. (NCA)
                                   1) Taxable-equivalent yield of 7.97% *
                                   2) Outperformed Lipper Peer Group total
                                      return for one-year period **
                                   3) graphic of: 5 stars
                                      Five-star Morningstar Rating TM ***

Pie Chart:
AA/U.S. Guaranteed                 70%
AA                                  6%
A                                   7%
BBB/NR                             17%


Nuveen California Performance Plus Municipal Fund, Inc. (NCP)
                                   1) Taxable-equivalent yield of 9.20% *
                                   2) Outperformed Lehman Brothers California
                                      Municipal Bond Index and Lipper Peer
                                      Group total returns for
                                      one-year period **
                                   3) graphic of: 5 stars
                                      Five-star Morningstar Rating TM ***
Pie Chart:
AA/U.S. Guaranteed                 58%
AA                                 10%
A                                  12%
BBB/NR                             20%



Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
                                   1) Taxable-equivalent yield of 9.23% *
                                   2) Stable tax-free dividend for 37
                                      consecutive months
                                   3) graphic of: 4 stars
                                      Four-star Morningstar Rating TM ***
Pie Chart:
AA/U.S. Guaranteed                 64%
AA                                 5%
A                                  6%
BBB/NR                             25%




Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
                                   1) Taxable-equivalent yield of 9.01% *
                                   2) Outperformed Lehman Brothers California
                                      Municipal Bond Index and Lipper Peer Group total returns for one-year period **
                                   3) graphic of: five stars
                                      Five-star Morningstar Rating TM ***

Pie Chart:
AA/U.S. Guaranteed                 65%
AA                                 6%
A                                  14%
BBB/NR                             15%



Nuveen California Select Quality Municipal Fund, Inc. (NVC)
                                   1) Taxable-equivalent yield of 9.09% *
                                   2) Outperformed Lehman Brothers California
                                      Municipal Bond Index and Lipper Peer Group
                                      total returns for one-year period **
                                   3) graphic of: four stars
                                      Four-star Morningstar Rating TM ***
Pie Chart:
AA/U.S. Guaranteed                 62%
AA                                 19%
A                                  12%
BBB/NR                             7%



Nuveen California Quality Income Municipal Fund, Inc. (NUC)
                                   1) Taxable-equivalent yield of 9.04% *
                                   2) Outperformed Lehman Brothers California
                                      Municipal Bond Index and Lipper Peer Group total returns for one-year period **
                                   3) graphic of: five stars
                                      Five-star Morningstar Rating TM ***

Pie Chart:
AA/U.S. Guaranteed                 66%
AA                                 12%
A                                  12%
BBB/NR                             10%



*    For investors in the combined 37.5% federal and state income tax bracket.

** The Lehman Brothers California Municipal Bond Index is an unleveraged index comprising a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Lipper Peer Group return represents the average annualized returns of the 17 funds in the Lipper California Non-Leveraged or Leveraged Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charge.

*** Overall rating within the municipal bond category for the period ended February 28, 1999. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from a fund's three-, five- and ten-year average annual returns in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. NCA received five, five, and four stars for each of the 3-, 5-, and 10-year periods. NCP, NQC, and NUC earned four stars for the 3-year period and five stars for the 5-year period. NCO received four stars for the three-year and five-year periods, respectively. NVC received five and four stars for the three-year and five-year periods, respectively. The top 10% of the funds in an investment class receive 5 stars and 22.5% receive 4 stars. The funds were rated among 193 funds for the three-year period, 191 for the five-year period, and 23 funds for the 10-year periods respectively.

   Contents
 1 Dear Shareholder
 3 Portfolio Manager's Comments
 5 NCA Performance Overview
 6 NCP Performance Overview
 7 NCO Performance Overview
 8 NQC Performance Overview
 9 NVC Performance Overview
10 NUC Performance Overview
11 Shareholder Meeting Report
14 Portfolio of Investments
40 Statement of Net Assets
41 Statement of Operations
42 Statement of Changes in Net Assets
44 Notes to Financial Statements
49 Financial Highlights
52 Building a Better Portfolio
53 Fund Information

Photo of:
Timothy R. Schwertfeger
   Chairman of the Board

sidebar

Wealth takes a lifetime to build. Once achieved, it should be preserved.


Dear Shareholder

I'm pleased to announce that over the past 12 months, the Nuveen Exchange-Traded Funds covered in this report have continued to meet their primary objectives of providing you with attractive levels of tax-free income and after-tax total returns. The combination of these two factors demonstrates once again that Nuveen's municipal bond funds can serve as excellent investment options for income oriented investors.


The Year in Review
The past 12 months were marked by periods of market volatility both at home and abroad, as the financial crisis that began in Asia spread to emerging markets and impacted economies around the globe. Investors responded to market uncertainties by seeking a haven in more conservative investments, such as municipal bond funds. Finally, to avert a potential domestic credit crunch and bring some stability to global markets, the Federal Reserve stepped in and eased short-term interest rates for the first time in almost three years. Between the end of September and mid-November 1998, three successive rate cuts brought the federal funds rate to 4.75%.

As interest rates declined, the competitive yields offered by our exchange-traded municipal bond funds attracted investor interest and demand. These funds continued to represent bright spots among fixed-income investments, offering attractive income in a market that places a high premium on yield. In addition, the funds have generally maintained good levels of call protection, resulting in relatively stable income streams for shareholders.

Throughout 1998, the U.S. economy exhibited more strength than had been expected. Current conditions indicate that this momentum could continue. One of the chief factors in achieving today's peaceful coexistence of economic growth and low inflation has been improved productivity. In the months ahead, we will continue to watch this and other factors that affect the economy's future, including corporate earnings reports, wage and employment statistics, the strength of the U.S. dollar, events in international markets, and any further interest rate indications from the Federal Reserve. We believe these key components will influence the outlook for fixed-income markets well into the next century.

Municipal Bonds: A Compelling Value
During the past year, rising bond prices, spurred in part by demand from international and conservative investors, drove yields on 30-year Treasuries to historic lows, even below 5% at times. Over this period, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, fell seven basis points - from 5.36% to 5.29% - versus the 34-point drop in Treasury yields. At the end of February 1999, the ratio of long-term municipal yields measured against 30-year Treasury yields stood at 95%, compared with the more typical range of 86-87%. Over the past eight months, this ratio reached as high as 104%. For investors, this meant that quality long-term municipal bonds offered almost the same yield as Treasury bonds with comparable maturities - even before the tax advantages of municipal bonds were taken into account. On an after-tax basis, municipal bonds presented an exceptionally attractive investment option relative to Treasuries.

In the municipal market, low interest rates and the strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. Municipal issuance in 1998 reached $284 billion, up 29% over 1997. In terms of total municipal issuance, 1998 ranked as the second largest year on record, next to 1993's $292 billion. Year to date, municipal bonds have continued to outperform Treasuries on a yield basis in 1999. There are two reasons for this. For starters, municipal supply declined 30% in the first quarter of 1999 when compared to the first quarter of 1998, which made the bonds that were brought to market very attractive. The second factor involved a drop-off in demand for Treasuries by foreign investors. As the global economic turmoil subsided during the first quarter of 1999, so did the interest in the U.S. Treasury market.

The continued strength of the U.S. economy also produced improvements in the fundamental health of many municipalities and boosted the overall credit quality of municipal bonds. In 1998, issues upgraded by Moody's outnumbered downgrades by a margin of 4 to 1, while the comparable ratio at Standard & Poor's was more than 2 to 1.

Nuveen Expertise is Key
The solid track record of a proven investment manager is one key to taking advantage of the exceptional values currently available in the municipal market. The near-record level of municipal issuance in 1998, for example, highlighted the value of Nuveen's in-depth knowledge of the municipal market, as our portfolio management teams carefully analyzed the flood of issues to select those securities best suited to help the funds achieve their investment objectives.

As a further enhancement to our management capabilities, Nuveen has assembled a strong group of investment managers - experts in their particular areas of the market - to provide investors with the advantage of their experience and insights. In addition to Nuveen Advisory Services for tax-free investing, you and your adviser can rely on Institutional Capital Corporation for value-oriented equity investing and Rittenhouse Financial Services, Inc. for growth-oriented equity investing. For more information on these funds, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about Nuveen's expanding array of investments and the ways they can help you establish a diversified portfolio designed to build and sustain long-term financial security. We are grateful for the confidence you have placed in us, and we intend to continue earning your trust in the years ahead.


Sincerely,




/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

April 15, 1999



sidebar
"Year to date, municipal bonds have continued to outperform Treasuries on a yield basis in 1999."

Nuveen California Exchange-Traded Funds
Portfolio Manager's Comments

Portfolio manager Bill Fitzgerald reviews the California municipal market, fund performance, and key investment strategies for the Nuveen California Exchange-Traded Funds. Bill, who has more than 10 years of experience as an investment professional at Nuveen, began his portfolio management responsibilities for the California funds with NCP and NCO in 1991, adding NQC in 1992 and NUC in 1993. In July 1998, as part of Nuveen's efforts to maximize the efficient use of staff resources and portfolio manager expertise, Bill assumed management responsibility for NCA and NVC, the remaining two funds in this report.


What economic factors have affected the municipal market in California?

Over the past 12 months, the California economy as a whole continued to expand, although economic conditions in southern California bolstered by growth in the service sector, motion picture industry, and construction, both residential and commercial - are currently stronger than those in the northern half of the state. This disparity is due in part to the impact of the Asian financial crisis on the high-technology sector, particularly in Silicon Valley. Job growth in the state has also continued to expand, but at a more moderate pace than in the previous year. Fewer new jobs resulted in a statewide unemployment rate of 5.8%, compared with the national average of 4.5%.


In 1998, California, which derives most of its revenue from sales and personal income taxes, saw sales tax revenues rise 5%. This increase is expected to rise at the same percentage increment (5%) for the next few years. At the same time, growth in personal income, driven by gains in the real estate and equity markets, produced tax revenues that far exceeded budget expectations, as income from capital gains taxes more than doubled. With increased state revenues, California is now working to position itself strategically in order to reduce the potential impact of any future economic downturn, such as the statewide recession of 1990-94. The state's improving economy is reflected in its ratings of Aa3 from Moody's, A+ from Standard & Poor's, and AA- from Fitch.


The issuance of municipal bonds in California increased substantially in 1998, up 22% over 1997, compared with the national average of 29%. The new supply was fairly diverse across issuer sectors, with some heavier emphasis on the state's continuing need for infrastructure financing and educational improvements. With a few exceptions, insured bonds made up the predominant share of the new issuance. The strong increase in supply was met with exceptionally high demand, especially from individual investors who looked to tax-free municipal bonds for relief from California's high taxes.


How did the California funds perform over the past year?

For the 12 months ended February 28, 1999, the Nuveen California Exchange-Traded Funds produced total returns on net asset value (NAV) ranging from 5.95% to 7.40%, as shown in the table below. For comparison purposes, the total return on the Lehman Brothers California Municipal Bond Index and the averages for the Lipper California Municipal Debt category are also provided. In recognition of their strong risk-adjusted performance, all of the funds covered in this report received an overall Morningstar rating of either four or five stars, as of February 28, 1999.

                                         Lehman          Lipper
                                     California      California    Morningstar
          Total Return on NAV      Total Return(1)      Average(2)    Rating
------------------------------------------------------------------------------
       1 Year Ended     Taxable-   1 Year Ended   1 Year Ended
          2/28/99    Equivalent3        2/28/99        2/28/99
------------------------------------------------------------------------------
NCA        5.95%           9.00%          6.49%          5.39%         5
------------------------------------------------------------------------------
NCP        6.51%          10.47%          6.49%          6.43%         5
------------------------------------------------------------------------------
NCO        5.96%           9.78%          6.49%          6.43%         4
------------------------------------------------------------------------------
NQC        6.49%          10.24%          6.49%          6.43%         5
------------------------------------------------------------------------------
NVC        6.53%          10.23%          6.49%          6.43%         4
------------------------------------------------------------------------------
NUC        7.40%          11.13%          6.49%          6.43%         5
------------------------------------------------------------------------------
For additional information, see the individual Performance Overview for your fund in this report.



In the low interest rate environment of the past six months, good call protection helped support the dividends of NCO and NUC and shield the income of these funds from erosion. As of February 28, 1999, NCO had provided shareholders with 37 consecutive months of steady income, while NUC had produced steady or increasing dividends since its inception in November 1991. During the past year, declining interest rates led to an increase in the number of bond calls, as issuers sought to reduce debt financing costs. Lower interest rates also meant that proceeds from any prepaid or matured bonds had to be reinvested in issues paying relatively lower rates. Both of these situations contributed to reductions in the income levels of NCA, NCP, NQC, and NVC and necessitated dividend cuts in these four funds during 1998. Despite these dividend adjustments, all of the funds have continued to provide attractive market yields.

                                                                                      Total Return
                     Market Yield                Premium/Discount(4)                on Share Price
---------------------------------------------------------------------------------------------------
                         Taxable-                                       1 Year Ended       Taxable-
          2/28/99     Equivalent3            2/28/98         2/28/99         2/28/99  Equivalent(3)
---------------------------------------------------------------------------------------------------
NCA         4.98%           7.97%             -1.51%          -3.10%           4.35%         7.44%
---------------------------------------------------------------------------------------------------
NCP         5.75%           9.20%             11.10%           9.16%           3.88%         7.44%
---------------------------------------------------------------------------------------------------
NCO         5.77%           9.23%              5.05%           8.14%           8.55%        12.17%
---------------------------------------------------------------------------------------------------
NQC         5.63%           9.01%              6.58%           6.12%           5.56%         9.07%
---------------------------------------------------------------------------------------------------
NVC         5.68%           9.09%              5.67%           5.22%           5.71%         9.21%
---------------------------------------------------------------------------------------------------
NUC         5.65%           9.04%              6.36%           6.02%           6.70%        10.21%
---------------------------------------------------------------------------------------------------
For additional information, see the individual Performance Overview for your fund in this report.

What key strategies were used to manage the California funds during the past year?

The focus of our management strategies for the Nuveen California Exchange-Traded Funds continued to be on supporting the highest level of tax-exempt dividends consistent with capital preservation. Enhancing the funds' after-tax total returns was also a priority. One of our more significant purchases for some of these funds involved BBB rated bonds issued by the California Statewide Communities Development Authority for the Irvine Apartment Communities, a planned community that provides affordable housing built with tax-exempt financing backed by a successful real estate company. These bonds, which offered a yield 75 basis points higher than the market average, showcase the types of purchases we made to support the funds' dividends. The purchase of these bonds also enables us to participate in the opportunities we anticipate over the next few years in the multi-family housing sector. As California property values continue to improve, we expect that the quality ratings on these bonds should also improve, resulting in price appreciation. We continue to add to our holdings in paper secured by both residential and commercial properties.

Another interesting investment involved the utilities sector, where bonds were being issued for electricity generation and transmission projects undertaken by private contractors in California. These projects, which will provide competition for those administered by public power authorities, participate in resource recovery and recycling programs. These programs qualify the contractors for municipal financing. Overall, the credit quality of the California funds remains high, with the portion of the funds invested in bonds rated AAA and AA ranging between 68% and 81%.

Regarding call protection, NCA, which was brought to market in 1987 as the first of the Nuveen California Exchange-Traded Funds, continued to undergo the normal part of the market cycle in which bond calls are likely to occur. This phase will continue until the year 2000, after which the fund will again offer good levels of call protection. NCP, NCO, and NQC will begin to face a significant number of bond calls between 2000 and 2002, while NVC and NUC are protected until 2002. To minimize the impact of bond calls, we are already at work on strategies for managing through this period, including plans that call for the sale of undervalued bonds approximately six to eight months before their scheduled call dates and the reinvestment of proceeds into bonds that enhance the funds' structure.

What is Nuveen's outlook for the future?

Looking ahead for the Nuveen California Exchange-Traded Funds, our focus will remain on supporting the income streams of these funds and on purchasing bonds that enhance the portfolio structure at attractive prices. As opportunities arise over the next 12 months, we plan to sell selected AAA rated and escrowed (U.S. guaranteed) bonds in order to purchase BBB rated issues that will enhance the funds' yields. We will also look at positioning the funds' durations, particularly that of NCO, so that they are better protected against any interest rate volatility. Making the portfolio decisions that help the funds meet these goals is an area where Nuveen's expertise - as an experienced investment manager knowledgeable about the unique aspects of the California municipal market - can result in added value for our shareholders.


The market environment of the past 12 months - influenced by low interest rates, benign inflation, strong municipal supply, and the excellent municipal-to-Treasury ratio (with municipal yields comparable to Treasury yields even before the tax advantage of municipals is taken into account) - has helped to position municipal bonds as one of the most compelling values in today's marketplace. Continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing should result in growing demand for municipal bond funds. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead, as the market recognizes the value of these quality investments.


1. The Lehman Brothers California Municipal Bond Index is an unleveraged index comprising a broad range of California investment-grade municipal bonds; results for the index do not reflect any initial or ongoing expenses.

2. The Lipper California Peer Group returns represent the average annualized returns of the funds in the Lipper California Municipal Debt category. NCA, an unleveraged fund, is compared with other unleveraged California funds in the Lipper data base, while the remaining Nuveen California funds are compared with a leveraged peer group. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

3.   Based on the 37.5% combined federal and state income tax rate.

4. A fund's premium or discount represents the percentage difference between the fund's share price and its NAV.

Nuveen California Municipal Value Fund, Inc.
Performance Overview
As of February 28, 1999

NCA


==================================================
Portfolio Statistics
==================================================
Inception Date                               10/87
--------------------------------------------------
Share Price                                    $10
--------------------------------------------------
Net Asset Value                             $10.32
--------------------------------------------------
Market Yield Per Share                       4.98%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Only)(1)                          7.22%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     7.97%
--------------------------------------------------
Fund Net Assets ($000)                    $260,321
--------------------------------------------------
Average Weighted Maturity (Years)            19.61
--------------------------------------------------
Modified Duration (Years)                     7.53
==================================================
Annualized Total Return
--------------------------------------------------
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         4.35%         5.95%
--------------------------------------------------
5-Year                         3.84%         6.06%
--------------------------------------------------
10-Year                        6.69%         7.23%
==================================================
Taxable-Equivalent Total Return(2)
--------------------------------------------------
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         7.44%         9.00%
--------------------------------------------------
5-Year                         7.40%         9.66%
--------------------------------------------------
10-Year                       10.40%        11.05%
==================================================
Top Five Sectors (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         34%
--------------------------------------------------
U.S. Guaranteed                                18%
--------------------------------------------------
Housing/Single Family                          11%
--------------------------------------------------
Water and Sewer                                 8%
--------------------------------------------------
Healthcare                                      7%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders capital gains distributions in December of $0.0486 per share.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)
3/98              0.0445
4/98              0.0445
5/98              0.0445
6/98              0.0445
7/98              0.0415
8/98              0.0415
9/98              0.0415
10/98             0.0415
11/98             0.0415
12/98             0.0415
1/99              0.0415
2/99              0.0415

Share Price Performance
3/6/98            10.438
                  10.563
                  10.688
                  10.063
                  10.375
                  10.313
                  9.75
                  9.875
                  10.25
                  9.75
                  9.813
                  10.188
                  10.375
                  10.063
                  10.125
                  10.063
                  10.375
                  10.313
                  10
                  9.875
                  9.875
                  9.75
                  9.688
                  9.688
                  9.813
                  9.875
                  9.75
                  9.875
                  9.938
                  10.313
                  9.875
                  10.125
                  10.13
                  10.38
                  10.25
                  10.06
                  10.13
                  10.5
                  10.31
                  10.25
                  10.25
                  9.88
                  9.81
                  9.69
                  9.63
                  10
                  9.88
                  10.06
2/28/99           10

Weekly Closing Price
Past performance is not predictive of future results.

Nuveen California Performance Plus Municipal Fund, Inc.
Performance Overview
As of February 28, 1999

NCP

==================================================
Portfolio Statistics
--------------------------------------------------
Inception Date                               11/89
--------------------------------------------------
Share Price                               $17 5/16
--------------------------------------------------
Net Asset Value                             $15.86
--------------------------------------------------
Current Market Yield Per Share               5.75%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Only)(1)                          8.33%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     9.20%
--------------------------------------------------
Fund Net Assets ($000)                    $291,490
--------------------------------------------------
Average Weighted Maturity (Years)            16.16
--------------------------------------------------
Leverage-Adjusted Duration (Years)            7.54
==================================================
Annualized Total Return
--------------------------------------------------
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         3.88%         6.51%
--------------------------------------------------
5-Year                         8.58%         6.73%
--------------------------------------------------
Since Inception                8.37%         8.36%
==================================================
Taxable-Equivalent Total Return(2)
--------------------------------------------------
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         7.44%        10.47%
--------------------------------------------------
5-Year                        12.57%        10.80%
--------------------------------------------------
Since Inception               12.39%        12.49%
==================================================
Top Five Sectors (as of % of total investments)
--------------------------------------------------
U.S. Guaranteed                                33%
--------------------------------------------------
Tax Obligation/Limited                         24%
--------------------------------------------------
Utilities                                      12%
--------------------------------------------------
Water and Sewer                                 9%
--------------------------------------------------
Transportation                                  6%
--------------------------------------------------

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders capital gains distributions in December of $0.0477 per share.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)
3/98              0.086
4/98              0.086
5/98              0.086
6/98              0.086
7/98              0.086
8/98              0.086
9/98              0.086
10/98             0.086
11/98             0.083
12/98             0.083
1/99              0.083
2/99              0.083

Line Chart:
Share Price Performance
3/6/98            18
                  17.75
                  17.625
                  17.625
                  17.875
                  18.063
                  18
                  17.75
                  17.625
                  17.625
                  17.625
                  17.688
                  17.875
                  17.938
                  18
                  17.875
                  17.938
                  17.938
                  17.813
                  17.75
                  17.75
                  17.625
                  17.75
                  18
                  18.063
                  17.688
                  17.938
                  18.125
                  18.188
                  18.25
                  18.438
                  18.688
                  18.38
                  18.38
                  18.38
                  18.38
                  18.31
                  18.63
                  18.5
                  18.56
                  18.63
                  18.19
                  17.69
                  17.31
                  17.19
                  17.56
                  17.31
                  17.44
2/28/99           17.31

Weekly Closing Price
Past performance is not predictive of future results.

Nuveen California Municipal Market Opportunity Fund, Inc.
Performance Overview
As of February 28, 1999

NCO

==================================================
Portfolio Statistics
--------------------------------------------------
Inception Date                                5/90
--------------------------------------------------
Share Price                               $17 9/16
--------------------------------------------------
Net Asset Value Per Share                   $16.24
--------------------------------------------------
Current Market Yield                         5.77%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Only)(1)                          8.36%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     9.23%
--------------------------------------------------
Fund Net Assets ($000)                    $184,998
--------------------------------------------------
Average Weighted Maturity (Years)            15.67
--------------------------------------------------
Leverage-Adjusted Duration (Years)            9.21
==================================================
Annualized Total Return
--------------------------------------------------
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         8.55%         5.96%
--------------------------------------------------
5-Year                         8.57%         6.92%
--------------------------------------------------
Since Inception                8.60%         8.65%
==================================================
Taxable-Equivalent Total Return(2)
--------------------------------------------------
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        12.17%         9.78%
--------------------------------------------------
5-Year                        12.53%        10.90%
--------------------------------------------------
Since Inception               12.58%        12.72%
==================================================
Top Five Sectors (as of % of total investments
--------------------------------------------------
U.S. Guaranteed                                33%
--------------------------------------------------
Tax Obligation/Limited                         22%
--------------------------------------------------
Healthcare                                     13%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------
Water and Sewer                                 6%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders capital gains distributions in December of $0.1176 per share.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)
3/98              0.0845
4/98              0.0845
5/98              0.0845
6/98              0.0845
7/98              0.0845
8/98              0.0845
9/98              0.0845
10/98             0.0845
11/98             0.0845
12/98             0.0845
1/99              0.0845
2/99              0.0845

Line Chart:
Share Price Performance
3/6/98            17.375
                  17.5
                  17.25
                  17.313
                  17
                  17.188
                  17.125
                  17.375
                  17.25
                  17.438
                  17.375
                  17.313
                  17.75
                  17.625
                  17.875
                  17.75
                  17.875
                  17.875
                  17.625
                  17.375
                  17.5
                  17.563
                  17.563
                  17.688
                  17.625
                  17.5
                  17.625
                  17.563
                  18
                  18.313
                  18.438
                  18.5
                  17.94
                  18
                  18.13
                  17.88
                  17.75
                  18.13
                  18.25
                  17.63
                  17.75
                  17.88
                  17.63
                  17.38
                  17.44
                  17.69
                  17.44
                  17.63
2/28/99           17.56

Weekly Closing Price
Past performance is not predictive of future results.

Nuveen California Investment Quality Municipal Fund, Inc.
Performance Overview
As of February 28, 1999

NQC
==================================================
Portfolio Statistics
--------------------------------------------------
Inception Date                               11/90
--------------------------------------------------
Share Price                              $16 15/16
--------------------------------------------------
Net Asset Value                             $15.96
--------------------------------------------------
Current Market Yield Per Share               5.63%
--------------------------------------------------
Taxable-Equivalent Yield
 (Federal Only)(1)                           8.16%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     9.01%
--------------------------------------------------
Fund Net Assets ($000)                    $302,896
--------------------------------------------------
Average Weighted Maturity (Years)            15.38
--------------------------------------------------
Leverage-Adjusted Duration (Years)            7.13
==================================================
Annualized Total Return
--------------------------------------------------
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         5.56%         6.49%
--------------------------------------------------
5-Year                         8.64%         6.71%
--------------------------------------------------
Since Inception                8.17%         8.47%
==================================================
Taxable-Equivalent Total Return(2)
--------------------------------------------------
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         9.07%        10.24%
--------------------------------------------------
5-Year                        12.56%        10.69%
--------------------------------------------------
Since Inception               12.15%        12.53%
--------------------------------------------------
==================================================
Top Five Sectors (as a % of total investments)
--------------------------------------------------
U.S. Guaranteed                                36%
--------------------------------------------------
Tax Obligation/Limited                         21%
--------------------------------------------------
Healthcare                                     13%
--------------------------------------------------
Utilities                                       6%
--------------------------------------------------
Transportation                                  6%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders capital gains distributions in December of $0.0288 per share.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)
3/98              0.0825
4/98              0.0825
5/98              0.0825
6/98              0.0825
7/98              0.0825
8/98              0.0795
9/98              0.0795
10/98             0.0795
11/98             0.0795
12/98             0.0795
1/99              0.0795
2/99              0.0795

Line  Chart:
Share Price Performance
3/6/98            17.25
                  17.125
                  17.125
                  17.188
                  17.188
                  17.25
                  16.938
                  16.813
                  17
                  17.25
                  17.25
                  17.5
                  17.25
                  17.5
                  17.438
                  17.563
                  17.5
                  17.875
                  17.75
                  17.563
                  17.375
                  17.313
                  17
                  17.063
                  17
                  17
                  17.125
                  17.25
                  17.438
                  17.75
                  17.625
                  17.625
                  17.63
                  17.69
                  17.75
                  17.75
                  17.44
                  17.88
                  17.75
                  17.69
                  17.81
                  17.63
                  17.06
                  16.63
                  16.56
                  16.81
                  16.75
                  16.81
2/28/99           16.94

Weekly Closing Price
Past performance is not predictive of future results.

Nuveen California Select Quality Municipal Fund, Inc.
Performance Overview
As of February 28, 1999

NVC

==================================================
Portfolio Statistics
--------------------------------------------------
Inception Date                                5/91
--------------------------------------------------
Share Price                              $16 11/16
--------------------------------------------------
Net Asset Value Per Share                   $15.86
--------------------------------------------------
Current Market Yield                         5.68%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Only)(1)                          8.23%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     9.09%
--------------------------------------------------
Fund Net Assets ($000)                    $510,251
--------------------------------------------------
Average Weighted Maturity (Years)            16.19
--------------------------------------------------
Leverage-Adjusted Duration (Years)            7.65
==================================================
Annualized Total Return
--------------------------------------------------
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         5.71%         6.53%
--------------------------------------------------
5-Year                         8.92%         6.96%
--------------------------------------------------
Since Inception                8.29%         8.56%
==================================================
Taxable-Equivalent Total Return(2)
--------------------------------------------------
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         9.21%        10.23%
--------------------------------------------------
5-Year                        12.87%        10.88%
--------------------------------------------------
Since Inception               12.22%        12.50%
==================================================
Top Five Sectors (as a % of total investments)
--------------------------------------------------
U.S. Guaranteed                                34%
--------------------------------------------------
Tax Obligation/Limited                         16%
--------------------------------------------------
Housing/Single Family                           9%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------
Healthcare                                      9%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders capital gains distributions in December of $0.1071 per share.

1998-1999 Monthly Tax-Free Dividends Per Share(3)
3/98              0.082
4/98              0.082
5/98              0.079
6/98              0.079
7/98              0.079
8/98              0.079
9/98              0.079
10/98             0.079
11/98             0.079
12/98             0.079
1/99              0.079
2/99              0.079

Line Chart:

Share Price Performance
3/6/98            16.938
                  16.813
                  16.875
                  16.813
                  17.063
                  16.938
                  17
                  16.875
                  17.063
                  16.563
                  16.438
                  16.625
                  16.688
                  16.75
                  16.563
                  16.375
                  16.625
                  16.813
                  16.438
                  16.438
                  16.625
                  16.75
                  16.938
                  16.813
                  16.688
                  16.688
                  17
                  16.813
                  17
                  17.313
                  17.5
                  17.313
                  17.31
                  17.06
                  17.44
                  16.88
                  16.88
                  17.25
                  17.25
                  17.19
                  17.19
                  17.5
                  16.63
                  16.25
                  16.25
                  16.5
                  16.5
                  16.56
2/28/99           16.69


Weekly Closing Price
Past performance is not predictive of future results.

Nuveen California Quality Income Municipal Fund, Inc.
Performance Overview
As of February 28, 1999

NUC

==================================================
Portfolio Statistics
--------------------------------------------------
Inception Date                               11/91
--------------------------------------------------
Share Price                               $17 5/16
--------------------------------------------------
Net Asset Value Per Share                   $16.33
--------------------------------------------------
Current Market Yield                         5.65%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Only)(1)                          8.19%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     9.04%
--------------------------------------------------
Fund Net Assets ($000)                    $503,005
--------------------------------------------------
Average Weighted Maturity (Years)            14.33
--------------------------------------------------
Leverage-Adjusted Duration (Years)            7.84
==================================================
Annualized Total Return
--------------------------------------------------
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         6.70%         7.40%
--------------------------------------------------
5-Year                        10.01%         7.52%
--------------------------------------------------
Since Inception                8.58%         8.66%
==================================================
Taxable-Equivalent Total Return(2)
--------------------------------------------------
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        10.21%        11.13%
--------------------------------------------------
5-Year                        13.94%        11.38%
--------------------------------------------------
Since Inception               12.43%        12.48%
==================================================
Top Five Sectors (as a % of total investments)
--------------------------------------------------
U.S. Guaranteed                                46%
--------------------------------------------------
Tax Obligation/Limited                         23%
--------------------------------------------------
Utilities                                       6%
--------------------------------------------------
Healthcare                                      6%
--------------------------------------------------
Housing/Multifamily                             5%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders capital gains distributions in December of $0.018 per share.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)
3/98              0.0815
4/98              0.0815
5/98              0.0815
6/98              0.0815
7/98              0.0815
8/98              0.0815
9/98              0.0815
10/98             0.0815
11/98             0.0815
12/98             0.0815
1/99              0.0815
2/99              0.0815

Line Chart:
Share Price Performance
3/6/98            17.313
                  17.063
                  17.063
                  17.063
                  16.938
                  16.938
                  17
                  16.938
                  16.938
                  16.938
                  16.75
                  16.75
                  17.063
                  17.313
                  17
                  17.063
                  17.188
                  17.125
                  17
                  16.938
                  16.938
                  17
                  17.313
                  17.375
                  17.438
                  17.375
                  17.25
                  17.188
                  17.5
                  17.875
                  18.188
                  18
                  18
                  17.94
                  17.75
                  17.56
                  17.38
                  18
                  17.94
                  17.94
                  17.94
                  17.81
                  16.94
                  17
                  16.69
                  17.06
                  17.06
                  17.19
2/28/99           17.31


Weekly Closing Price
Past performance is not predictive of future results.

Shareholder Meeting Report

The annual shareholder meeting was held in Chicago, Illinois on October 14, 1998.

                                                                              NCA                             NCP
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Directors was reached as follows:

                                                                                                           Preferred       Preferred
                                                                           Common            Common           Shares          Shares
                                                                           Shares            Shares         Series-T        Series-F
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                                                                         --        11,528,504            1,722           1,690
   Withhold                                                                    --            90,505               --               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       --        11,619,009            1,722           1,692
------------------------------------------------------------------------------------------------------------------------------------

Lawrence H. Brown
   For                                                                 22,418,900        11,525,304            1,722           1,690
   Withhold                                                               255,317            93,705               --               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               22,674,217        11,619,009            1,722           1,692
------------------------------------------------------------------------------------------------------------------------------------

Anthony T. Dean
   For                                                                         --        11,527,365            1,722           1,690
   Withhold                                                                    --            91,644               --               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       --        11,619,009            1,722           1,692
------------------------------------------------------------------------------------------------------------------------------------

 Anne E. Impellizzeri
   For                                                                         --        11,521,031            1,722           1,690
   Withhold                                                                    --            97,978               --               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       --        11,619,009            1,722           1,692
------------------------------------------------------------------------------------------------------------------------------------

Peter R. Sawers
   For                                                                 22,403,702        11,524,831            1,722           1,690
   Withhold                                                               270,515            94,178               --               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               22,674,217        11,619,009            1,722           1,692
------------------------------------------------------------------------------------------------------------------------------------

William J. Schneider
   For                                                                         --                --            1,722           1,690
   Withhold                                                                    --                --               --               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       --                --            1,722           1,692
------------------------------------------------------------------------------------------------------------------------------------

Timothy R. Schwertfeger
   For                                                                 22,418,057                --            1,722           1,690
   Withhold                                                               256,160                --               --               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               22,674,217                --            1,722           1,692
------------------------------------------------------------------------------------------------------------------------------------

Judith M. Stockdale
   For                                                                         --        11,520,570            1,722           1,690
   Withhold                                                                    --            98,439               --               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       --        11,619,009            1,722           1,692
------------------------------------------------------------------------------------------------------------------------------------

 Ratification of auditors was reached as follows:
   For                                                                 22,202,153        11,459,756            1,714           1,689
   Against                                                                118,192            19,428               --               2
   Abstain                                                                353,872           139,825                8               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               22,674,217        11,619,009            1,722           1,692
------------------------------------------------------------------------------------------------------------------------------------

Shareholder Meeting Report (continued)
                                                                                     NCO                               NQC
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Directors was reached as follows:

                                                                                          Preferred                        Preferred
                                                                           Common            Shares           Common          Shares
                                                                           Shares          Series-W           Shares        Series-M
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                                                                  7,176,941             2,170       12,838,988           3,445
   Withhold                                                                80,267                 1          149,112              16
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                7,257,208             2,171       12,988,100           3,461
------------------------------------------------------------------------------------------------------------------------------------

Lawrence H. Brown
   For                                                                  7,176,441             2,170       12,838,988           3,445
   Withhold                                                                80,767                 1          149,112              16
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                7,257,208             2,171       12,988,100           3,461
------------------------------------------------------------------------------------------------------------------------------------

Anthony T. Dean
   For                                                                  7,178,441             2,170       12,837,988           3,444
   Withhold                                                                78,767                 1          150,112              17
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                7,257,208             2,171       12,988,100           3,461
------------------------------------------------------------------------------------------------------------------------------------

 Anne E. Impellizzeri
   For                                                                  7,174,215             2,170       12,837,018           3,445
   Withhold                                                                82,993                 1          151,082              16
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                7,257,208             2,171       12,988,100           3,461
------------------------------------------------------------------------------------------------------------------------------------

Peter R. Sawers
   For                                                                  7,178,441             2,170       12,838,988           3,445
   Withhold                                                                78,767                 1          149,112              16
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                7,257,208             2,171       12,988,100           3,461
------------------------------------------------------------------------------------------------------------------------------------

William J. Schneider
   For                                                                         --             2,170               --           3,445
   Withhold                                                                    --                 1               --              16
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       --             2,171               --           3,461
------------------------------------------------------------------------------------------------------------------------------------

Timothy R. Schwertfeger
   For                                                                         --             2,170               --           3,444
   Withhold                                                                    --                 1               --              17
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       --             2,171               --           3,461
------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale
   For                                                                  7,177,341             2,170       12,835,365           3,445
   Withhold                                                                79,867                 1          152,735              16
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                7,257,208             2,171       12,988,100           3,461
------------------------------------------------------------------------------------------------------------------------------------

 Ratification of auditors was reached as follows:
   For                                                                  7,118,033             2,165       12,759,278           3,458
   Against                                                                 18,783                --           48,715               2
   Abstain                                                                120,392                 6          180,107               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                7,257,208             2,171       12,988,100           3,461
------------------------------------------------------------------------------------------------------------------------------------

                                                          NVC                                                 NUC
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Directors was reached as follows:
                                                      Preferred         Preferred                          Preferred       Preferred
                                        Common           Shares            Shares            Common           Shares          Shares
                                        Shares         Series-T         Series-TH            Shares         Series-W        Series-F
------------------------------------------------------------------------------------------------------------------------------------

Robert P. Bremner
   For                              20,835,956            2,155             3,430        20,200,626            2,776           2,905
   Withhold                            234,125                8                 5           144,256                6              14
------------------------------------------------------------------------------------------------------------------------------------
   Total                            21,070,081            2,163             3,435        20,344,882            2,782           2,919
------------------------------------------------------------------------------------------------------------------------------------

Lawrence H. Brown
   For                              20,843,765            2,155             3,430        20,198,793            2,776           2,905
   Withhold                            226,316                8                 5           146,089                6              14
------------------------------------------------------------------------------------------------------------------------------------
   Total                            21,070,081            2,163             3,435        20,344,882            2,782           2,919
------------------------------------------------------------------------------------------------------------------------------------

Anthony T. Dean
   For                              20,843,015            2,155             3,430        20,198,708            2,776           2,905
   Withhold                            227,066                8                 5           146,174                6              14
------------------------------------------------------------------------------------------------------------------------------------
   Total                            21,070,081            2,163             3,435        20,344,882            2,782           2,919
------------------------------------------------------------------------------------------------------------------------------------

 Anne E. Impellizzeri
   For                              20,841,158            2,155             3,428        20,198,227            2,776           2,905
   Withhold                            228,923                8                 7           146,655                6              14
------------------------------------------------------------------------------------------------------------------------------------
   Total                            21,070,081            2,163             3,435        20,344,882            2,782           2,919
------------------------------------------------------------------------------------------------------------------------------------

Peter R. Sawers
   For                              20,842,912            2,155             3,430        20,197,994            2,776           2,905
   Withhold                            227,169                8                 5           146,888                6              14
------------------------------------------------------------------------------------------------------------------------------------
   Total                            21,070,081            2,163             3,435        20,344,882            2,782           2,919
------------------------------------------------------------------------------------------------------------------------------------

William J. Schneider
   For                                      --            2,155             3,428                --            2,776           2,905
   Withhold                                 --                8                 7                --                6              14
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --            2,163             3,435                --            2,782           2,919
------------------------------------------------------------------------------------------------------------------------------------

Timothy R. Schwertfeger
   For                                      --            2,155             3,430                --            2,776           2,905
   Withhold                                 --                8                 5                --                6              14
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --            2,163             3,435                --            2,782           2,919
------------------------------------------------------------------------------------------------------------------------------------

Judith M. Stockdale
   For                              20,842,546            2,155             3,428        20,195,245            2,776           2,905
   Withhold                            227,535                8                 7           149,637                6              14
------------------------------------------------------------------------------------------------------------------------------------
   Total                            21,070,081            2,163             3,435        20,344,882            2,782           2,919
------------------------------------------------------------------------------------------------------------------------------------

 Ratification of auditors was reached as follows:
   For                              20,729,223            2,162             3,421        20,109,140            2,764           2,911
   Against                              80,391                1                 2            61,890                8              --
   Abstain                             260,467               --                12           173,852               10               8
------------------------------------------------------------------------------------------------------------------------------------
   Total                            21,070,081            2,163             3,435        20,344,882            2,782           2,919
------------------------------------------------------------------------------------------------------------------------------------

                            Portfolio of Investments
                            Nuveen California Municipal Value Fund, Inc. (NCA)
                            February 28, 1999
                            (Unaudited)
   Principal                                                                           Optional Call                          Market
       Amount   Description                                                              Provisions*      Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Capital Goods - 2.0%

$   5,000,000   California Pollution Control Financing Authority, Fixed Rate Resource    2/01 at 103           BBB+      $ 5,334,500
                 Recovery Revenue Bonds (Waste Management, Inc.), 1991 Composite Series A,
                 7.150%, 2/01/11 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 1.4%

    1,925,000   ABAG Finance Authority for Nonprofit Corporations (California), 1991     7/01 at 102            Aa2        2,103,929
                 Certificates of Participation (United Way of Santa Clara County Project),
                 7.200%, 7/01/11

    1,500,000   Certificates of Participation, California Statewide Community           12/06 at 105            N/R        1,643,730
                 Development Authority, San Diego Space and Science Foundation,
                 Series 1996, 7.500%, 12/01/26


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 7.1%

    1,000,000   City of Arcadia, California, Hospital Revenue Bonds (Methodist          11/02 at 102            A          1,080,180
                 Hospital of Southern California), Series 1992, 6.500%, 11/15/12

    8,500,000   California Health Facilities Financing Authority, Kaiser Permanente,    10/08 at 101              A        8,517,850
                 Revenue Bonds, Series 1998B, 5.250%, 10/01/16

    1,095,000   Certificates of Participation, California Statewide Communities         12/07 at 102            AAA        1,124,773
                 Development Authority, Huntington East Valley Hospital, 5.350%, 12/01/17

    2,500,000   City of Modesto, Insured Health Facility Revenue Bonds (Memorial         6/07 at 102            AAA        2,540,475
                 Hospital Association), Series 1997B, 5.250%, 6/01/21

    2,425,000   City of Pasadena, Insured Health Facilities Revenue Bonds (Pacific       6/99 at 100            N/R        2,428,468
                 Clinics), Series 1988A, 8.200%, 6/01/18

    1,265,000   San Benito Hospital District, Insured Health Facility Revenue Bonds,    12/01 at 102             A+        1,402,948
                 Series 1991A, 6.750%, 12/01/21

    1,440,000   City of Stockton, California, Health Facility Revenue Bonds,            12/07 at 102           BBB+        1,507,262
                 Dameron Hospital Association, 1997 Series A, 5.300%, 12/01/08


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 2.4%

    2,090,000   California Statewide Communities Development Authority, Multifamily     11/08 at 100            AAA        2,124,443
                 Housing Revenue Bonds (Santa Paula Village Apartments), Series 1998D,
                 5.430%, 5/01/28 (Alternative Minimum Tax)

    2,635,000   Community Development Agency of the City of Menlo Park, Multifamily      6/99 at 102             Aa        2,716,580
                 Housing Revenue Bonds (FHA-Insured Mortgage Loan -The Gateway
                 Project), Series 1987A, 8.250%, 12/01/28

    1,440,000   San Dimas Housing Authority, Mobile Home Park Revenue Bonds (Charter     7/08 at 102            N/R        1,425,701
                 Oak Mobile Home Estates Acquisition Project), Series 1998A,
                 5.700%, 7/01/28


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 10.5%

      235,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,          8/99 at 101            Aa2          240,020
                 1988 Series G, 8.150%, 8/01/19 (Alternative Minimum Tax)

    3,190,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,          8/07 at 102            AAA        3,320,918
                 1997 Series H, 5.500%, 8/01/17

    2,765,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,          8/05 at 102            AAA        2,933,001
                 1994 Series F-3, 6.100%, 8/01/15 (Alternative Minimum Tax)

    3,000,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,          8/05 at 102            AAA        3,195,690
                 1995 Series J, 6.000%, 8/01/17

    1,480,000   California Housing Finance Agency, Single Family Mortgage Bonds II,  8/07 at 101 1/2            AAA        1,533,043
                 1997 Series C-2, 5.650%, 2/01/25 (Alternative Minimum Tax)

    2,200,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,          2/06 at 102            AAA        2,340,228
                 1995 Series M, 6.050%, 8/01/15 (Alternative Minimum Tax)

    5,500,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,      2/09 at 101 1/2            AAA        5,582,665
                 1998 Series E Remarketed, 5.250%, 2/01/33 (Alternative Minimum Tax)

   Principal                                                                           Optional Call                          Market
       Amount   Description                                                              Provisions*      Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family (continued)

$     570,000   California Rural Home Mortgage Finance Authority, Single Family         No Opt. Call            Aaa      $   652,764
                 Mortgage Revenue Bonds (Mortgage- Backed Securities Program),
                 1993 Issue A Series 2, 7.950%, 12/01/24 (Alternative Minimum Tax)

    2,675,000   California Rural Home Mortgage Finance Authority, Single Family         No Opt. Call            AAA        3,062,180
                 Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                 1997 Series D, 6.700%, 5/01/29 (Alternative Minimum Tax)

    2,330,000   California Rural Home Mortgage Finance Authority, Single Family         No Opt. Call            AAA        2,537,044
                 Revenue Bonds (Mortgage-Backed Securities Program), 1998 Series A,
                 Mortgage 5.750%, 12/01/29 (Alternative Minimum Tax)

       95,000   The City of Los Angeles (California), Single Family Home Mortgage       12/01 at 102            AAA           99,957
                 Revenue Bonds (GNMA and FNMA Mortgage-Backed Securities Program),
                 1991 Issue A, 6.875%, 6/01/25 (Alternative Minimum Tax)

    1,740,000   Southern California Home Financing Authority, Single Family Mortgage    No Opt. Call            AAA        1,906,205
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 1988 Issue A, 8.125%, 2/01/21 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 3.1%

    2,720,000   Revenue Refunding Certificates of Participation (American Baptist       10/07 at 102            BBB        2,761,235
                 Homes of the West Facilities Project), Series 1997A, 5.750%, 10/01/17

    5,000,000   California Statewide Communities Development Authority, Series A         4/03 at 102             A+        5,323,050
                 Certificates of Participation, Pacific Homes, 6.000%, 4/01/17


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 3.7%

    1,885,000   State of California, Various Purpose, General Obligation Bonds,         No Opt. Call            Aa3        2,294,893
                 7.000%, 8/01/08

                City of Industry, California, General Obligation Bonds, Issue of 1995:
    1,160,000    5.800%, 7/01/19                                                     7/05 at 101 3/4            AAA        1,245,492
    1,235,000    5.875%, 7/01/24                                                     7/05 at 102 3/8            AAA        1,339,654

    2,000,000   Lucia Mar Unified School District, San Luis Obispo County, California,   8/07 at 102            AAA        2,080,000
                 Election 1997 General Obligation Bonds, Series A, 5.400%, 8/01/22

    2,325,000   Temecula Valley Unified School District, County of Riverside, California, 9/06 at 102           AAA        2,549,595
                 1990 General Obligation Bonds, Series F, 6.000%, 9/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 33.6%

    2,895,000   Certificates of Participation (1991 Financing Project),                  9/06 at 102            AAA        3,184,355
                 County of Alameda, California, Alameda County Public
                 Facilities Corporation, 6.000%, 9/01/21

    4,500,000   Bonita Canyon Public Facilities Financing Authority (California),        9/99 at 103            N/R        4,381,155
                 Community Facilities District No. 98-1, Special Tax Bonds,
                 Series 1998, 5.375%, 9/01/28

    9,000,000   State Public Works Board of the State of California Lease Revenue Bonds  1/06 at 100            AAA        9,125,910
                 (Department of Corrections), 1996 Series A (California Substance Abuse
                 Treatment Facility and State Prison at Corcoran (Corcoran II)),
                 1/01/21

    3,995,000   Chino Unified School District, Certificates of Participation (1995       9/05 at 102            AAA        4,386,310
                 Master Lease Program), 6.000%, 9/01/20

    2,800,000   Community Development Commission of the City of Commerce,                8/07 at 102            N/R        2,859,696
                 Redevelopment Project No. 1, Subordinate Lien Tax Allocation, Refunding
                 Bonds Series 1997B, 6.000%, 8/01/21

    2,000,000   Redevelopment Agency of the City of Duarte, Amended Davis Addition       9/07 at 102            N/R        2,134,500
                 Project Area, 1997 Tax Allocation Refunding Bonds, 6.700%, 9/01/14

      930,000   Inglewood Public Finance Authority, 1992 Revenue Bonds, Series B         5/02 at 102            BBB        1,032,570
                 (In-Town, Manchester-Prairie and North Inglewood Industrial Park
                 Redevelopment Project), Redevelopment Loans, 7.000%, 5/01/22

      920,000   Inglewood Public Finance Authority, 1992 Revenue Bonds, Series C         5/02 at 102             A-          997,482
                 (In-Town, Manchester and North Inglewood Industrial Park Redevelopment
                 Projects, Housing Set-Aside Loans), 7.000%, 5/01/22

    2,000,000   Los Angeles Convention and Exhibition Center Authority, Lease Revenue    8/03 at 102            AAA        2,012,000
                 Bonds, 1993 Refunding Series A, The City of Los Angeles (California),
                 5.125%, 8/15/21

    1,000,000   Los Angeles County Metropolitan Transportation Authority (California),   7/05 at 102            AAA        1,047,960
                 Proposition C Sales Tax Revenue Bonds, Second Senior Bonds,
                 Series 1995-A, 5.500%, 7/01/17

   Principal                                                                           Optional Call                          Market
       Amount   Description                                                              Provisions*      Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

$   1,000,000   Los Angeles County Metropolitan Transportation Authority (California),   7/06 at 101            AAA      $ 1,068,750
                 Sales Tax Revenue Refunding Bonds, Proposition A-2nd Tier, Series 1996,
                 5.750%, 7/01/18

    3,500,000   Los Angeles County Metropolitan Transportation Authority (California),   7/08 at 101            AAA        3,482,675
                 Proposition C Sales Tax Revenue Refunding Bonds, Second Senior
                 Bonds, Series 1998-A, 5.000%, 7/01/23

    4,735,000   City of Milpitas, Limited Obligation Improvement Bonds, Local            3/99 at 103            N/R        4,881,501
                 Improvement District No. 20, 1998 Series A (Santa Clara County,
                 California), 5.650%, 9/02/13

    3,300,000   Orange County Development Agency, Santa Ana Heights Project Area,        9/03 at 102            BBB        3,478,926
                 1993 Tax Allocation Revenue Bonds (California), 6.125%, 9/01/23

                County of Orange, California, Limited Obligation Improvement Bonds,
                1998 Series A, Irvine Coast Assessment District No. 88-1:
    1,435,000    5.350%, 9/02/11                                                     3/99 at 102 1/2            N/R        1,454,961
    1,515,000    5.375%, 9/02/12                                                     3/99 at 102 1/2            N/R        1,541,482

    5,000,000   Palm Desert Financing Authority, Tax Allocation Refunding Revenue Bonds  4/02 at 100            AAA        5,337,100
                 (Project Area No. 1, as Amended), Series 1997, 5.625%, 4/01/23

    1,750,000   County of Riverside Asset Leasing Corporation, Leasehold Revenue         6/12 at 101            AAA        1,925,280
                 Bonds, 1997 Series B (County of Riverside Hospital Project),
                 5.700%, 6/01/16

    1,000,000   Riverside County Public Financing Authority, 1997 Lease Revenue         10/07 at 102            AAA        1,038,430
                 Bonds (State of California Court of Appeal Fourth Appellate District,
                 Division Two Project), 5.375%, 10/01/22

    1,500,000   Sacramento Area Flood Control Agency (California), North Area           10/05 at 102            AAA        1,548,900
                 Local Project, Capital Assessment District No. 2 Bonds, Series 1995,
                 5.375%, 10/01/25

                Salida Area Public Facilities Financing Agency (Stanislaus County,
                California), Community Facilities District No. 1988-1, Special Tax Bonds,
                Series 1997:
    2,380,000    5.250%, 9/01/18                                                         9/07 at 102            AAA        2,425,244
    5,000,000    5.250%, 9/01/28                                                         9/07 at 102            AAA        5,099,150

      500,000   City of San Diego, California, Convention Center Expansion Financing    10/08 at 101            AAA          480,550
                 Authority, Lease Revenue Bonds, Series 1998A, 4.750%, 4/01/28

    4,000,000   San Francisco Bay Area Rapid Transit District (California), Sales Tax    7/08 at 101            AAA        3,978,400
                 Revenue Bonds, Series 1998, 5.000%, 7/01/28

    8,000,000   Redevelopment Agency of the City of San Jose, Merged Area                2/04 at 102            AAA        7,973,680
                 Redevelopment Project, Tax Allocation Bonds, Series 1993,
                 5.000%, 8/01/20

    1,000,000   Redevelopment Agency of the City of San Jose (California), Merged        8/08 at 101            AAA          960,340
                 Area Redevelopment Project, Tax Allocation Bonds, Series 1999,
                 4.750%, 8/01/29

    1,700,000   Shafter Joint Powers Financing Authority, Lease Revenue Bonds,           1/07 at 101             A2        1,855,176
                 1997 Series A (Community Correctional Facility Acquisition Project),
                 5.950%, 1/01/11

                City of Stockton, Mello-Roos Revenue Bonds, Series 1997A, Community
                Facilities District No. 90-2 (Brookside Estates):
    1,000,000    5.850%, 8/01/09                                                         8/05 at 102            N/R        1,057,710
    1,000,000    6.200%, 8/01/15                                                         8/05 at 102            N/R        1,050,450

    2,570,000   Vista Joint Powers Financing Authority, Special Tax Leases Revenue       9/05 at 102            N/R        2,612,970
                 Refunding Bonds, 1997 Series A, 5.875%, 9/01/20

    1,000,000   Vista Joint Power Financing Authority, Special Tax Lease Revenue         7/99 at 100            N/R        1,000,040
                 Refunding Bonds, 1997 Series B, 5.500%, 9/01/20

    1,725,000   City of Visalia, California, Refunding Certificates of Participation    12/06 at 102            AAA        1,784,461
                 (Multiple Projects), Visalia Public Finance Authority, Series 1996B,
                 5.375%, 12/01/19


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 5.9%

    3,000,000   Port of Oakland, California, Revenue Bonds, 1997 Series G,              11/07 at 102            AAA        3,073,260
                  5.375%, 11/01/25 (Alternative Minimum Tax)

    5,490,000   Airports Commission, City and County of San Francisco, California,       5/06 at 102            AAA        5,754,124
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 10, 5.625%, 5/01/21 (Alternative Minimum Tax)

   Principal                                                                           Optional Call                          Market
       Amount   Description                                                              Provisions*      Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Transportation (continued)

$   5,925,000   Airports Commission, City and County of San Francisco, California,       5/05 at 101            AAA      $ 6,512,819
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 11 (Noise Insulation Program), 6.200%, 5/01/19
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 18.3%

    1,000,000   California Health Facilities Financing Authority, Health Facility        5/00 at 102            Aaa        1,069,120
                 Revenue Bonds (Health Dimensions, Incorporated), 1990 Series A,
                 7.375%, 5/01/07 (Pre-refunded to 5/01/00)

    1,500,000   California Health Facilities Financing Authority, Revenue Bonds          7/01 at 102         AA-***        1,652,595
                 (St. Joseph Health System),  Series 1991 A, 7.000%, 7/01/10
                 (Pre-refunded to 7/01/01)

                Trust Certificates, Trustees of the California State University to the
                California State University Institute:
    1,405,000    7.000%, 6/01/07 (Pre-refunded to 12/01/00)                         12/00 at 101 7/8            AAA        1,524,678
    1,725,000    7.200%, 6/01/10 (Pre-refunded to 12/01/00)                         12/00 at 101 7/8            AAA        1,877,559

    2,750,000   Campbell Union School District, Santa Clara County, California,          8/04 at 102            AAA        3,148,118
                 1994 General Obligation Bonds,  Series A, 6.250%, 8/01/19
                 (Pre-refunded to 8/01/04)

    2,065,000   County of Contra Costa, California, 1988 Home Mortgage, Mortgage        No Opt. Call            AAA        2,878,383
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 8.250%, 6/01/21 (Alternative Minimum Tax)

    1,470,000   El Paso de Robles Redevelopment Agency (Paso Robles Redevelopment        7/00 at 102          NR***        1,576,693
                 Project), 1991 Tax Allocation Bonds (Bank Qualified), 7.250%, 7/01/21
                 (Pre-refunded to 7/01/00)

    2,500,000   The Community Redevelopment Agency of the City of Los Angeles,           7/00 at 100         BBB***        2,585,325
                 California, Central Business District Redevelopment Project Tax Allocation
                 Refunding Bonds, Series G, 6.750%, 7/01/10

    8,515,000   Los Angeles Convention and Exhibition Center Authority, California,     12/05 at 100            AAA       11,166,060
                 Certificates of Participation, Series 1985, 9.000%, 12/01/20
                 (Pre-refunded to 12/01/05)

    4,000,000   Modesto Irrigation District Financing Authority, Domestic Water Project  9/05 at 102            AAA        4,527,560
                 Revenue Bonds, Series 1995C,  5.750%, 9/01/22 (Pre-refunded to 9/01/05)

    8,565,000   City of Palmdale, California, Single Family Mortgage Revenue Bonds (GNMA No Opt. Call           AAA        3,439,190
                 Mortgage-Backed Securities Program), Series 1988A, 0.000%, 3/01/17

   20,415,000   County of San Bernardino, California, Single Family Mortgage Revenue    No Opt. Call            Aaa        6,421,334
                 Bonds (GNMA Mortgage-Backed  Securities), 1988 Series A,
                 0.000%, 9/01/21 (Alternative Minimum Tax)

    5,050,000   The Regents of the University of California, Refunding Revenue Bonds     9/02 at 102         AA-***        5,704,632
                 (Multiple Purpose Projects), Series A, 6.875%, 9/01/16
                 (Pre-refunded to 9/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 2.7%

    1,100,000   Department of Water and Power of the City of Los Angeles (California),   5/00 at 102            Aa3        1,170,829
                 Electric Plant Revenue Bonds, Issue of 1990, 7.125%, 5/15/30

    1,250,000   Northern California Power Agency, Hydroelectric Project Number           7/08 at 101            AAA        1,267,575
                 One Revenue Bonds, 1998 Refunding Series A, 5.200%, 7/01/32

    1,600,000   Southern California Public Power Authority, Mead-Phoenix Project         7/04 at 102            AAA        1,576,672
                  Revenue Bonds, 1994 Series A,  4.750%, 7/01/16

    3,000,000   Southern California Public Power Authority, Transmission Project         7/03 at 100            AAA        2,973,270
                 Revenue Bonds, 1993 Subordinate Refunding Series (Southern
                 Transmission Project), 5.000%, 7/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 8.3%

    2,015,000   Azusa Public Financing Authority (California), Revenue Bonds,            7/03 at 102            AAA        1,996,664
                 Series 1993A (City of Azusa Water System Acquisition Project),
                 5.000%, 7/01/23

    5,000,000   Castaic Lake Water Agency (California), Refunding Revenue                8/04 at 102            AAA        5,591,250
                 Certificates of Participation (Water System Improvement Projects),
                 Series 1994A, 6.300%, 8/01/20

    2,000,000   Contra Costa Water Authority (Contra Costa County, California),         10/02 at 102            AAA        2,127,660
                 Water Treatment Revenue Refunding Bonds 1993 Series A,
                 5.750%, 10/01/20

    7,750,000   Sacramento County Sanitation Districts Financing Authority,             12/03 at 102             AA        7,354,750
                 1993 Revenue Bonds, 4.750%, 12/01/23

   Principal                                                                           Optional Call                          Market
       Amount   Description                                                              Provisions*      Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer (continued)

$   2,500,000   Public Facilities Financing Authority of the City of San Diego           5/07 at 101            AAA      $ 2,548,324
                 (California), Sewer Revenue Bonds, Series 1997A, 5.250%, 5/15/22

    1,925,000   San Jacinto Financing Authority, Revenue Bonds, Series 1997              4/07 at 102            AAA        2,034,108
                 (Water Improvement Project), 5.500%, 10/01/18
------------------------------------------------------------------------------------------------------------------------------------
$ 263,085,000   Total Investments - (cost $235,529,811) - 99.0%                                                          257,699,139
=============
                Other Assets Less Liabilities - 1.0%                                                                       2,621,433
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $260,320,572
                ====================================================================================================================

     * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     **   Ratings: Using the higher of Standard & Poor's or Moody's rating.

     ***  Securities are backed by an escrow or trust containing sufficient U.S.
          government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

     N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen California Performance Plus Municipal Fund, Inc. (NCP)
                            February 28, 1999
                            (Unaudited)
   Principal                                                                           Optional Call                          Market
       Amount   Description                                                              Provisions*      Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 0.9%

$   1,500,000   California Educational Facilities Authority, Revenue Bonds (University  10/06 at 102            AAA      $ 1,645,890
                 of San Francisco), Series 1996, 6.000%, 10/01/26

    1,000,000   State Public Works Board of the State of California, Lease Revenue      10/07 at 102              A        1,031,300
                 Bonds (Various California State University Project), 1997 Series C,
                 5.400%, 10/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 3.4%

    2,780,000   California Health Facilities Financing Authority, Insured Health         5/03 at 102             A+        2,954,195
                 Facility Revenue Refunding Bonds (Valley Memorial Hospital), 1993A,
                 6.000%, 5/01/17

                Central Joint Powers Health Financing Authority, Certificates of
                Participation Series 1993 (Community Hospital of Central
                California):
    2,500,000    5.250%, 2/01/13                                                         2/03 at 102           Baa1        2,519,775
    4,720,000    5.000%, 2/01/23                                                         2/03 at 100           Baa1        4,455,774


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 2.8%

    1,500,000   California Statewide Communities Development Authority, Apartment        7/08 at 101            BBB        1,516,515
                 Development Revenue Refunding Bonds (Irvine Apartment
                 Communities, L.P.), Series 1998A, 5.250%, 5/15/25

    3,915,000   The City of Los Angeles Multifamily Housing Revenue Bonds (GNMA          3/07 at 102            AAA        4,155,029
                 Collateralized - Ridgecroft Apartments Project), Series 1997E,
                 6.250%, 9/20/39 (Alternative Minimum Tax)

    2,300,000   Community Development Commission of the County of Los Angeles,           5/03 at 100            Aaa        2,395,956
                 Mortgage Revenue Refunding Bonds, Series 1993, FHA Insured
                 Mortgage Loans - Los Tomas Apartments, Section 8 Assisted
                 Project, 6.500%, 7/15/23


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 2.8%

    3,350,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,          2/00 at 102             Aa        3,467,753
                 1990 Series A, 7.700%, 8/01/30 (Alternative Minimum Tax)

    2,230,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,          2/05 at 102             Aa        2,410,474
                 1995 Series B, 7.125%, 2/01/26 (Alternative Minimum Tax)

    2,085,000   Southern California Home Financing Authority, Single Family             10/00 at 102            AAA        2,176,928
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 1990 Issue A, 7.625%, 10/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 1.4%

    4,120,000   California Health Facilities Financing Authority, Insured Health         8/08 at 100             A+        4,148,799
                 Facility Revenue Bonds (Casa de las Campanas), 1998 Series A,
                 5.250%, 8/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 4.2%

      290,000   State of California, Various Purpose General Obligation Bond,            3/05 at 101            Aa3          316,007
                 5.750%, 3/01/14

    2,800,000   State of California, General Obligation Bonds, 5.125%, 10/01/27         10/07 at 101            Aa3        2,808,288

    1,165,000   State of California, Veterans General Obligation Bonds, Series BL,      12/08 at 101            Aa3        1,198,610
                 5.300%, 12/01/12 (Alternative Minimum Tax)

    5,500,000   Hawthorne School District (Los Angeles County, California), General     11/08 at 102            AAA        5,848,370
                 Obligation Bonds, 1997 Election, 1997 Series A, 5.500%, 5/01/22

    1,000,000   Pasadena Unified School District, County of Los Angeles, California,     5/08 at 101            AAA          995,070
                 1998 General Obligation Bonds (Election of 1997, Series A),
                 5.000%, 5/01/23

    1,000,000   Pomona Unified School District, General Obligation Refunding Bonds,      8/11 at 103            AAA        1,151,620
                 Series 1997-A, 6.150%, 8/01/15


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 24.1%

    1,000,000   Certificates of Participation (Town Center Project), Town of Apple       9/05 at 102              A        1,094,520
                 Valley (San Bernardino County, California), 6.375%, 9/01/15

   Principal                                                                           Optional Call                          Market
       Amount   Description                                                              Provisions*      Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

$   1,850,000   City of Coalinga, California, Certificates of Participation              4/00 at 102           BBB+      $ 1,948,642
                 (1989 Coalinga Return to Custody Facility), 7.000%, 4/01/10

    2,000,000   Cudahy Redevelopment Agency, Cudahy Redevelopment Project, Tax           9/03 at 102            BBB        2,171,680
                 Allocation Refunding Bonds, Series 1994A, 6.700%, 9/01/24

    3,000,000   Folsom Public Financing Authority (Sacramento County, California),      10/00 at 102           BBB+        3,171,210
                 1990 Local Agency Revenue Bonds, Series A, 7.250%, 10/01/10

    3,000,000   Fontana Public Financing Authority (San Bernardino County, California),  9/00 at 102            BBB        3,161,670
                 Tax Allocation Revenue Bonds (North Fontana Redevelopment Project),
                 1990 Series A, 7.250%, 9/01/20

    2,500,000   Fruitvale School District, Certificates of Participation (1990           6/00 at 102            Baa        2,680,300
                 Improvement Project), 7.875%, 6/01/04

    3,500,000   City of Irvine, Mobile Home Park Revenue Bonds (Meadows Mobile           3/08 at 102            N/R        3,528,455
                 Home Park Project), Series 1998A, 5.700%, 3/01/28

    5,000,000   Los Angeles County Metropolitan Transportation Authority (California),   7/03 at 100            AAA        4,956,500
                 Proposition A, Sales Tax Revenue Refunding Bonds, Series 1993-A,
                 5.000%, 7/01/21

                Certificates of Participation (Western Nevada County Solid Waste
                Management System - 1991 Project), County of Nevada, California:
    2,445,000    7.250%, 6/01/08                                                         6/01 at 102             BB        2,567,495
    2,500,000    7.500%, 6/01/21                                                         6/01 at 102             BB        2,632,025

    8,800,000   County of Orange, California, 1996 Recovery Certificates of              7/06 at 102            AAA        9,636,968
                 Participation, Series A, 6.000%, 7/01/26

    2,790,000   Pleasanton Joint Powers Financing Authority, Reassessment Revenue        9/03 at 102           Baa1        3,027,038
                 Bonds, 1993 Series A, 6.000%, 9/02/05

    1,000,000   Redevelopment Agency of the City of Pomona, Holt Avenue/Indian           6/02 at 102            N/R        1,003,720
                 Hill Redevelopment Project 1997 Tax Allocation Refunding Bonds,
                 Series S, 5.750%, 6/01/16

    2,215,000   Rancho Cucamonga Redevelopment Agency (San Bernardino                    9/99 at 102            AAA        2,303,091
                 County, California), Rancho Redevelopment Project, 1990 Tax Allocation
                 Bonds, 7.125%, 9/01/19

   11,905,000   Redevelopment Agency of the City of San Jose (California),               8/08 at 102              A       11,991,073
                 Merged Area Redevelopment Project, Tax Allocation Bonds,
                 Series 1998, 5.250%, 8/01/29

    6,470,000   City of San Leandro, California, San Leandro Public Financing Authority, 6/03 at 102              A        6,805,340
                 Certificates of Participation (1993 Seismic Retrofit Financing Project),
                 5.950%, 6/01/23

    1,000,000   San Marcos Unified School District (California), Community Facilities    9/99 at 103            N/R          998,210
                 District No. 5 (Rancho Carillo), Series 1999 Special Tax Bonds,
                 5.500%, 9/01/18 (WI)

    2,250,000   San Marcos Unified School District (California), Community Facilities    9/99 at 103            N/R        2,245,073
                 District No. 5 (Rancho Carillo), Series 1999 Special Tax Bonds,
                 5.600%, 9/01/29 (WI)

    1,000,000   City of Stockton, Mello-Roos Revenue Bonds, Series 1998A, Community      9/06 at 102            N/R        1,024,590
                 Facilities District No. 1 (Weston Ranch), 5.800%, 9/01/14

    1,370,000   Redevelopment Agency of the City of Suisun City, Suisun City            10/03 at 102            AAA        1,476,161
                 Redevelopment Project, 1993 Tax Allocation Refunding Bonds
                 (County of Solano, California), 5.900%, 10/01/23

    1,750,000   Taft Public Financing Authority Lease Revenue Bonds                      1/07 at 101             A2        1,908,550
                 1997 Series A (Community Correctional Facility
                 Acquisition Project), 5.950%, 1/01/11


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 6.4%

    3,000,000   Foothill/Eastern Transportation Corridor Agency (California), Toll Road  1/05 at 102           BBB-        3,207,060
                 Revenue Bonds, Series 1995A, 6.000%, 1/01/34

    1,320,000   County of Orange, California, Airport Revenue Refunding Bonds,           7/07 at 102            AAA        1,436,173
                 Series 1997, 5.625%, 7/01/12 (Alternative Minimum Tax)

    8,000,000   Port of Oakland, California, Revenue Bonds, 1990 Series D,              No Opt. Call            AAA        8,615,760
                 8.000%, 11/01/00

    5,000,000   Airports Commission, City and County of San Francisco, California,       5/05 at 101            AAA        5,520,800
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 11 (Noise Insulation Program), 6.250%, 5/01/26
                 (Alternative Minimum Tax)

   Principal                                                                           Optional Call                          Market
       Amount   Description                                                              Provisions*      Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 32.6%

$   6,080,000   City of Anaheim, California, Certificates of Participation, Anaheim      5/00 at 102            AAA      $ 6,493,926
                 Memorial Hospital Association, 7.125%, 5/15/13
                 (Pre-refunded to 5/15/00)

    2,000,000   California Educational Facilities Authority, Revenue Bonds              10/00 at 102            Aaa        2,175,740
                 (St. Mary's College of California Project), Series 1990,
                 7.500%, 10/01/20 (Pre-refunded to 10/01/00)

    2,000,000   California Health Facilities Financing Authority, Kaiser Permanente,    10/99 at 102           A***        2,087,440
                 Revenue Bonds, 1989 Series A, 7.000%, 10/01/08
                 (Pre-refunded to 10/01/99)

    5,500,000   California Health Facilities Financing Authority, Health Facility        1/00 at 102         N/R***        5,912,830
                 Revenue Bonds (Pomona Valley Hospital Medical Center),
                 1989 Series A, 9.750%, 1/01/19 (Pre-refunded to 1/01/00)

    6,500,000   California Health Facilities Financing Authority, Insured Hospital       7/00 at 102            AAA        6,959,485
                 Revenue Bonds (Children's Hospital- San Diego), Series 1990,
                 7.000%, 7/01/13 (Pre-refunded to 7/01/00)

                California Health Facilities Financing Authority, Health Facility
                Revenue Bonds (Health Dimensions,
                Incorporated), 1990 Series A:
    4,175,000    7.250%, 5/01/03 (Pre-refunded to 5/01/00)                               5/00 at 102            Aaa        4,457,564
    5,000,000    7.500%, 5/01/15 (Pre-refunded to 5/01/00)                               5/00 at 102            Aaa        5,352,800

    4,800,000   California Health Facilities Financing Authority, Health Facility       10/00 at 102         N/R***        5,209,152
                 Revenue Bonds (Sisters of Providence), Series 1990,
                 7.500%, 10/01/10 (Pre-refunded to 10/01/00)

    5,710,000   State of California, Various Purpose General Obligation Bond,            3/05 at 101         Aa3***        6,357,229
                 5.750%, 3/01/14 (Pre-refunded to 3/01/05)

    3,000,000   California Statewide Communities Development Authority                  No Opt. Call          A+***        3,341,310
                 (Triad Healthcare), Revenue Refunding Series 1992, Certificates
                 of Participation, 6.250%, 8/01/06

                Trust Certificates, Trustees of the California State University to the
                California State University Institute:
    1,500,000    7.100%, 6/01/08 (Pre-refunded to 12/01/00)                         12/00 at 101 7/8            AAA        1,630,215
    1,610,000    7.150%, 6/01/09 (Pre-refunded to 12/01/00)                         12/00 at 101 7/8            AAA        1,751,084

    4,000,000   Contra Costa Water District (Contra Costa County, California),          10/00 at 102         N/R***        4,297,880
                 Water Revenue Bonds, Series C, 6.750%, 10/01/20
                 (Pre-refunded to 10/01/00)

    4,000,000   County of Contra Costa, California, 1988 Home Mortgage,                 No Opt. Call            AAA        5,575,560
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 8.250%, 6/01/21 (Alternative Minimum Tax)

    3,000,000   Hospital Revenue Certificates of Participation (Desert Hospital          7/00 at 102            AAA        3,256,050
                 Corporation Project), Series 1990, 8.100%, 7/01/20
                 (Pre-refunded to 7/01/00)

   10,000,000   East Bay Municipal Utility District (Alameda and Contra Costa            6/00 at 102            AAA       10,742,200
                 Counties, California), Water System Subordinated Revenue Bonds,
                 Series 1990, 7.500%, 6/01/18 (Pre-refunded to 6/01/00)

                Fresno Unified School District, Fresno County, California,
                Certificates of Participation for Measure A Capital Projects,
                Series of 1992B for Project Phase IX:
    1,700,000    6.600%, 5/01/08 (Pre-refunded to 5/01/00)                               5/00 at 102          A2***        1,801,949
    1,765,000    6.700%, 5/01/09 (Pre-refunded to 5/01/00)                               5/00 at 102          A2***        1,872,877

    2,000,000   LaQuinta Redevelopment Agency, LaQuinta Redevelopment Project,           9/00 at 102            AAA        2,195,260
                 Tax Allocation Refunding Bonds, Series 1990, 8.400%, 9/01/12
                 (Pre-refunded to 9/01/00)

    2,285,000   Rancho Cucamonga Redevelopment Agency (San Bernardino                    9/99 at 102            AAA        2,380,422
                 County, California), Rancho Redevelopment Project, 1990 Tax
                 Allocation Bonds, 7.125%, 9/01/19 (Pre-refunded to 9/01/99)

    4,630,000   County of Sacramento (California), Airport System                        7/06 at 102            AAA        5,333,112
                 PFC and Subordinated Revenue Bonds, Series 1996D,
                 6.000%, 7/01/16 (Pre-refunded to 7/01/06)

    2,650,000   San Diego County Water Authority, Water Revenue Certificates             5/01 at 102         AA-***        2,872,521
                 of Participation, Series 1991A, 6.375%, 5/01/06
                 (Pre-refunded to 5/01/01)

    2,500,000   Sierra View Local Hospital District, Insured Health Facility             3/02 at 102          A+***        2,750,550
                 Revenue Bonds, Series 1992, 6.400%, 3/01/22
                 (Pre-refunded to 3/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 11.5%

   10,250,000   California Pollution Control Financing Authority, Solid Waste Disposal   7/07 at 102            N/R       10,557,705
                  Revenue Bonds (CanFibre of Riverside Project), Tax-Exempt
                 Series 1997A, 9.000%, 7/01/19 (Alternative Minimum Tax)

   12,600,000   City of Chula Vista, Industrial Development Revenue Bonds (San Diego    12/02 at 102            AAA       13,846,770
                 Gas and Electric Company), 1992 Series A, 6.400%, 12/01/27
                 (Alternative Minimum Tax)

   Principal                                                                           Optional Call                          Market
       Amount   Description                                                              Provisions*      Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Utilities (continued)

$   4,545,000   Department of Water and Power of The City of Los Angeles (California),  10/03 at 102            Aa3      $ 4,453,055
                 Electric Plant Revenue Bonds, Second Issue of 1993, 5.000%, 10/15/33

    4,410,000   Stanislaus County Waste-to-Energy Financing Agency, Solid Waste          1/00 at 102           BBB+        4,593,147
                 Facility Refunding Revenue Certificates (Ogden Martin System of
                 Stanislaus, Inc. Project), Series 1990, 7.625%, 1/01/10


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 9.4%

    2,750,000   East Bay Municipal Utility District (Alameda and Contra Costa            6/06 at 100            AAA        2,656,308
                 Counties, California), Wastewater System Subordinated Revenue/
                 Refunding Bonds, Series 1996, 4.750%, 6/01/21

                Department of Water and Power of The City of Los Angeles, Water
                Works Refunding Revenue Bonds, Second Issue of 1993:
    3,000,000    4.500%, 5/15/13                                                         5/03 at 102             AA        2,936,580
    4,270,000    4.500%, 5/15/18                                                         5/03 at 102             AA        3,995,439

    5,000,000   The City of Los Angeles Wastewater System Revenue Bonds,                 6/99 at 102             A+        5,154,850
                 Refunding Series 1991-C, 7.100%, 6/01/18

    1,500,000   City of Norco Refunding Certificates of Participation, Series 1998      10/08 at 102            AAA        1,514,295
                 (Sewer System and Water System Improvement Project),
                 5.125%, 10/01/28

    5,000,000   Revenue Certificates of Participation, Series 1993A, Orange              8/03 at 100             AA        4,947,750
                 County Water District, 5.000%, 8/15/18

    1,500,000   San Diego County Water Authority (California), Water Revenue             5/08 at 101            AA-        1,446,494
                 Refunding Certificates of Participation, Series 1997A, 4.750%, 5/01/20

    4,585,000   City of Santa Maria, California, Water and Wastewater Revenue            8/12 at 101            AAA        3,652,364
                 Subordinate Certificates of Participation, Series 1997A,
                 0.000%, 8/01/27

    1,000,000   City of Stockton (California), Revenue Certificates of Participation,    9/08 at 102            AAA        1,016,899
                 1998 Series A (Wastewater System Project), 5.200%, 9/01/29
------------------------------------------------------------------------------------------------------------------------------------
$ 275,235,000   Total Investment - (cost $266,669,194) - 99.5%                                                           289,887,269
=============
                Other Assets Less Liabilities - 0.5%                                                                       1,602,586
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $291,489,855
                ====================================================================================================================


     * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     **   Ratings: Using the higher of Standard & Poor's or Moody's rating.

     ***  Securities are backed by an escrow or trust containing sufficient U.S.
          government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

     N/R  Investment is not rated.

     (WI) Security purchased on a when-issued basis (note 1).

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
                            February 28, 1999
                            (Unaudited)
   Principal                                                                           Optional Call                          Market
       Amount   Description                                                              Provisions*      Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 1.2%

$   1,000,000   California Educational Facilities Authority, Revenue Bonds              10/06 at 102            AAA      $ 1,097,260
                  (University of San Francisco), Series 1996, 6.000%, 10/01/26

    1,000,000   State Public Works Board of the State of California, Lease Revenue      10/07 at 102              A        1,031,300
                 Bonds (Various California State University Projects), 1997 Series C,
                 5.400%, 10/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 13.3%

    6,250,000   California Health Facilities Financing Authority, Kaiser Permanent      10/99 at 102              A        6,525,563
                  Revenue Bonds, 1989 Series A, 7.000%, 10/01/18

    2,000,000   California Health Facilities Financing Authority, Insured Health         5/03 at 102             A+        2,125,320
                 Facility Revenue Refunding Bonds (Valley Memorial Hospital),
                 1993A, 6.000%, 5/01/17

    6,800,000   Central Joint Powers Health Financing Authority, Certificates of         2/03 at 100           Baa1        6,419,336
                 Participation, Series 1993 (Community  Hospital of Central California),
                 5.000%, 2/01/23

                City of Loma Linda California, Hospital Revenue Bonds (Loma
                Linda University Medical Center Project), Series 1993-A:
    5,970,000    5.750%, 12/01/03                                                       No Opt. Call            BBB        6,265,217
    3,000,000    6.500%, 12/01/18                                                       12/03 at 102            BBB        3,200,190


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 3.1%

    5,675,000   California Statewide Communities Development Authority,                  7/08 at 101            BBB        5,737,482
                 Apartment Development Revenue Refunding Bonds (Irvine Apartment
                 Communities, L.P.), Series 1998A, 5.250%, 5/15/25


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 2.6%

      815,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,          8/99 at 101             Aa          832,482
                 1988 Series C, 8.300%, 8/01/19  (Alternative Minimum Tax)

    4,000,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,      2/09 at 101 1/2            AAA        4,060,120
                 1998 Series E Remarketed,  5.250%, 2/01/33 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 3.1%

    3,000,000   State of California, Veterans General Obligation Bonds, Series BL,      12/08 at 101            Aa3        3,086,550
                 5.300%, 12/01/12  (Alternative Minimum Tax)

    1,225,000   Fresno Unified School District (Fresno County, California), 1998         2/13 at 103            AAA        1,453,622
                 General Obligation Refunding Bonds, Series A, 6.550%, 8/01/20

    1,000,000   Pomona Unified School District, General Obligation Refunding Bonds,      8/11 at 103            AAA        1,151,620
                 Series 1997-A, 6.150%, 8/01/15


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 21.9%

    5,000,000   Fontana Public Financing Authority (San Bernardino County, California),  9/00 at 102            BBB        5,269,450
                 Tax Allocation Revenue Bonds (North Fontana Redevelopment Project),
                 1990 Series A, 7.250%, 9/01/20

    1,750,000   Inglewood Redevelopment Agency (City of Inglewood, Los Angeles          No Opt. Call            BBB        1,796,288
                 County, California), Century Redevelopment Project, 1993 Tax
                 Allocation Bonds, Series A, 5.900%, 7/01/03

    2,100,000   Inland Empire Solid Waste Financing Authority, Revenue Bonds,           No Opt. Call            AAA        2,399,670
                 1996 Series B (Landfill Improvement Financing Project),
                 6.250%, 8/01/11 (Alternative Minimum Tax)

    3,250,000   Lake Elsinore School Financing Authority (California), 1998 Special      9/08 at 101            N/R        3,239,210
                 Tax Revenue Bonds (Horsethief Canyon), 5.625%, 9/01/16

    2,000,000   Certificates of Participation, County of Mendocino to the Mendocino      8/03 at 102              A        2,126,580
                 County Public Facilities Corporation, 6.000%, 8/15/23

    1,000,000   Menifee Union School District (Riverside County, California),            9/06 at 102            AAA        1,111,850
                 Certificates of Participation (1996 School Project), 6.125%, 9/01/24

   Principal                                                                           Optional Call                          Market
       Amount   Description                                                              Provisions*      Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

                Certificates of Participation (Western Nevada County Solid Waste
                Management System - 1991 Project), County of Nevada, California:
$   2,500,000    7.250%, 6/01/08                                                         6/01 at 102             BB      $ 2,625,250
    2,000,000    7.500%, 6/01/21                                                         6/01 at 102             BB        2,105,620

    1,000,000   City of Ontario, Community Facilities District No. 5 (Freeway            9/06 at 102            N/R        1,048,960
                 Interchange Project), Special Tax Bonds, Series 1997, 6.375%, 9/01/17

   10,900,000   Ontario Redevelopment Financing Authority (San Bernardino County,       No Opt. Call            AAA       14,863,131
                 California), 1995 Revenue Refunding Bonds (Ontario Redevelopment
                 Project No.1), 7.400%, 8/01/25

    2,255,000   San Bernardino County, California, Certificates of Participation,        8/05 at 102            AAA        2,352,980
                 Series 1995 (Medical Center Financing Project), 5.500%, 8/01/22

      400,000   City of San Diego, California, Convention Center Expansion Financing    10/08 at 101            AAA          384,440
                 Authority, Lease Revenue Bonds, Series 1998A, 4.750%, 4/01/28

    1,065,000   Redevelopment Agency of the City of Suisun City, Suisun City            10/03 at 102            AAA        1,147,527
                 Redevelopment Project, 1993 Tax Allocation Refunding Bonds
                 (County of Solano, California), 5.900%, 10/01/23


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 5.9%

    1,000,000   Foothill/Eastern Transportation Corridor Agency (California), Toll Road  1/05 at 102           BBB-        1,069,020
                 Revenue Bonds, Series 1995A, 6.000%, 1/01/34

    4,000,000   Harbor Department of the City of Los Angeles, Revenue Bonds,             8/02 at 102             AA        4,399,760
                 Issue of 1995 Series B, 6.625%, 8/01/19 (Alternative Minimum Tax)

    5,000,000   County of Sacramento, Airport System Revenue Bonds,                      7/06 at 102            AAA        5,399,300
                 Series 1996, 5.900%, 7/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 33.0%

    1,900,000   California Health Facilities Financing Authority, Insured Hospital      10/00 at 102            AAA        2,066,022
                 Revenue Bonds (Children's Hospital of San Francisco), 1990 Series A,
                 7.500%, 10/01/20 (Pre-refunded to 10/01/00)

    5,000,000   California Health Facilities Financing Authority, Health Facility        5/00 at 102            Aaa        5,352,800
                 Revenue Bond (Health Dimensions, Incorporated), 1990 Series A,
                 7.500%, 5/01/15 (Pre-refunded to 5/01/00)

    4,650,000   California State Department of Water Resources, Central Valley       6/99 at 101 1/2            Aaa        4,771,970
                 Project, Water System Revenue Bonds, Series G,
                 7.125%, 12/01/24 (Pre-refunded to 6/01/99)

    3,000,000   California Statewide Communities Development Authority                  No Opt. Call          A+***        3,341,310
                 (Triad Healthcare), Revenue Refunding, Series 1992,
                 Certificates of Participation, 6.250%, 8/01/06

    5,000,000   Certificates of Participation (Water System Improvement Projects),       8/00 at 102            AAA        5,379,300
                 Series 1990, Castaic Lake Water Agency, California,
                 7.125%, 8/01/16 (Pre-refunded to 8/01/00)

    3,300,000   Contra Costa Water Authority (Contra Costa County, California),         10/00 at 102         N/R***        3,552,120
                 Water Treatment Revenue Bonds, 1990 Series A,
                 6.875%, 10/01/20 (Pre-refunded to 10/01/00)

    5,000,000   Hospital Revenue Certificates of Participation (Desert                   7/00 at 102            AAA        5,426,750
                 Hospital Corporation Project), Series 1990, 8.100%, 7/01/20
                 (Pre-refunded to 7/01/00)

    5,000,000   The City of Los Angeles (California), Los Angeles Convention and         8/00 at 102            AAA        5,378,250
                 Exhibition Center, Certificates of Participation, 1990 Series,
                 7.000%, 8/15/21 (Pre-refunded to 8/15/00)

    4,000,000   Certificates of Participation (1990 Project A), Orange County            8/00 at 102            AAA        4,302,600
                 Water District, 7.000%, 8/15/15 (Pre-refunded to 8/15/00)

                Pomona Public Financing Authority, California, 1990 Lease Purchase
                Revenue Bonds, Series J:
    4,035,000    7.700%, 10/01/07 (Pre-refunded to 10/01/00)                            10/00 at 102          A-***        4,398,069
    2,000,000    7.875%, 10/01/15 (Pre-refunded to 10/01/00)                            10/00 at 102          A-***        2,185,360

    4,000,000   City of Pomona, California, Single Family Mortgage Revenue Refunding    No Opt. Call            AAA        5,242,600
                 Bonds (GNMA and FHLMC Mortgage-Backed Securities), Series 1990B,
                 7.500%, 8/01/23

    2,445,000   San Bernardino County, California, Certificates of Participation,        8/05 at 102            AAA        2,722,190
                 Series 1995 (Medical Center Financing Project), 5.500%, 8/01/22
                 (Pre-refunded to 8/01/05)

   Principal                                                                           Optional Call                          Market
       Amount   Description                                                              Provisions*      Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$   2,000,000   Sierra View Local Hospital District, Insured Health Facility Revenue     3/02 at 102          A+***      $ 2,200,440
                 Bonds, Series 1992, 6.400%, 3/01/22 (Pre-refunded to 3/01/02)

    4,620,000   Vista Joint Powers Financing Authority, 1993 Series B, Lease Revenue     9/00 at 101          A-***        4,867,632
                 Bonds (Hacienda Drive and Buena Vista Creek), 6.100%, 9/01/20
                 (Pre-refunded to 9/01/00)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 8.5%

    6,750,000   California Pollution Control Financing Authority, Solid Waste Disposal   7/07 at 102            N/R        6,952,635
                 Revenue Bonds (CanFibre of Riverside Project), Tax-Exempt
                 Series 1997A, 9.000%, 7/01/19 (Alternative Minimum Tax)

    8,000,000   City of Chula Vista, Industrial Development Revenue Bonds               12/02 at 102            AAA        8,791,599
                 (San Diego Gas and Electric Company), 1992 Series A,
                 6.400%, 12/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 6.4%

    4,000,000   The City of Los Angeles, California, Wastewater System                  11/03 at 102            AAA        3,833,719
                 Revenue Bonds, Series 1993-D, 4.700%, 11/01/19

   10,000,000   City of Santa Maria, California, Water and Wastewater Revenue,           8/12 at 101            AAA        7,965,899
                 Subordinate Certificates of Participation, Series 1997A,
                 0.000%, 8/01/27
------------------------------------------------------------------------------------------------------------------------------------

$ 171,655,000   Total Investments - (cost $165,458,291) - 99.0%                                                          183,056,363
=============
                Other Assets Less Liabilities - 1.0%                                                                       1,942,072
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $184,998,435
                ====================================================================================================================

     * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     **   Ratings: Using the higher of Standard & Poor's or Moody's rating.

     ***  Securities are backed by an escrow or trust containing sufficient U.S.
          government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

     N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen California Investment Quality Municipal Fund, Inc. (NQC) (continued)
                            February 28, 1999
                            (Unaudited)
    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*      Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Capital Goods - 1.9%

$   5,500,000   California Pollution Control Financing Authority, Fixed Rate Resource    2/01 at 103           BBB+      $ 5,867,950
                 Recovery Revenue Bonds (Waste Management, Inc.), 1991 Composite
                 Series A, 7.150%, 2/01/11 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 4.4%

    1,235,000   California Educational Facilities Authority, Revenue Bonds               1/01 at 102           Baa2        1,333,528
                 (Chapman College), Series 1991, 7.300%, 1/01/02

    1,500,000   California Educational Facilities Authority, Revenue Bonds (University  10/06 at 102            AAA        1,645,890
                 of San Francisco), Series 1996, 6.000%, 10/01/26

    4,000,000   State Public Works Board of the State of California, Lease Revenue       3/06 at 102            AAA        4,246,640
                 Refunding Bonds (California Community Colleges), 1996 Series B
                 (Various Community Colleges Projects), 5.625%, 3/01/19

    6,000,000   State Public Works Board of the State of California, Lease Revenue      10/07 at 102              A        6,187,800
                 Bonds (Various California State University Projects),
                 1997 Series C, 5.400%, 10/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 12.9%

   10,000,000   California Health Facilities Financing Authority, Kaiser Permanente     12/00 at 102              A       10,852,700
                 Revenue Bonds, 1990 Series A, 7.000%, 12/01/10

    1,475,000   California Health Facilities Financing Authority, Kaiser Permanente      3/01 at 102              A        1,548,352
                 Refunding Revenue Bonds, 1991 Series A, 6.250%, 3/01/21

                Central Joint Powers Health Financing Authority, Certificates of
                Participation, Series 1993 (Community Hospital of Central
                California):
    3,250,000    5.250%, 2/01/13                                                         2/03 at 102           Baa1        3,275,708
    7,260,000    5.500%, 2/01/15                                                         2/03 at 102           Baa1        7,281,490

    5,000,000   City of Loma Linda, California, Hospital Revenue Bonds (Loma Linda      12/03 at 102            BBB        5,333,650
                 University Medical Center Project), Series 1993-A, 6.500%, 12/01/18

    1,805,000   Sierra View Local Health Care District (Tulare County, California),      7/08 at 101              A        1,823,682
                 Refunding Revenue Bonds, Series 1998, 5.100%, 7/01/12

    1,000,000   City of Stockton, California, Health Facility Revenue Bonds, Dameron    12/07 at 102           BBB+        1,018,430
                 Hospital Association, 1997 Series A, 5.700%, 12/01/14

    4,455,000   Tulare Local Health Care District (California), Insured Health Facility 12/07 at 102             A+        4,439,898
                 Revenue Bonds, Series 1998, 5.200%, 12/01/21

    3,365,000   West Side Hospital District (Kern County, California), Insured           2/01 at 102             A+        3,608,996
                 Revenue Bonds, Series 1991A, 7.500%, 2/01/23


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 2.9%

    6,250,000   California Statewide Communities Development Authority, Apartment        7/08 at 101            BBB        6,318,813
                 Development Revenue Refunding Bonds (Irvine Apartment
                 Communities, L.P.), Series 1998A, 5.250%, 5/15/25

    2,430,000   City of Stanton, Multifamily Housing Revenue Bonds (Continental          8/07 at 102            AAA        2,592,907
                 Gardens Apartments), Series 1997, 5.625%, 8/01/29
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 1.4%

    1,075,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,          8/99 at 101             Aa        1,098,059
                 1988 Series C, 8.300%, 8/01/19 (Alternative Minimum Tax)

    1,720,000   Southern California Home Financing Authority, Single Family Mortgage     4/99 at 103            AAA        1,773,784
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 1989 Issue A, 7.625%, 10/01/22 (Alternative Minimum Tax)

    1,430,000   Southern California Home Financing Authority, Single Family Mortgage     3/01 at 102            AAA        1,501,486
                 Revenue Bonds (GNMA and FNMA Mortgage-Backed Securities
                 Program), 1991 Issue A, 7.350%, 9/01/24
                 (Alternative Minimum Tax)

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*      Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/General - 2.7%

$   3,300,000   State of California, General Obligation Bonds, 5.125%, 10/01/27         10/07 at 101            Aa3      $ 3,309,768

    2,395,000   Fontana Unified School District, San Bernardino County, California,      5/09 at 102            AAA        2,517,241
                  1997 General Obligation Refunding Bonds, Series A, 0.000%, 5/01/17

    2,000,000   Pomona Unified School District, General Obligation Refunding Bonds,      8/11 at 103            AAA        2,339,400
                 Series 1997-A, 6.500%, 8/01/19


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 20.6%

    7,000,000   Certificates of Participation (1990 Adelanto Return to Custody Facility), 4/00 at 102          BBB+        7,394,800
                 City of Adelanto, California, 7.100%, 4/01/10

    2,195,000   Bell Community Redevelopment Agency, Bell Redevelopment Project Area,   11/03 at 102            AAA        2,453,373
                 1994 Tax Allocation Refunding Bonds, 6.300%, 11/01/13

    1,500,000   City of Irvine, Mobile Home Park Revenue Bonds (Meadows                  3/08 at 102            N/R        1,512,195
                 Mobile Home Park Project),  Series 1998A, 5.700%, 3/01/28

    5,500,000   Kern County Board of Education, California, Refunding Certificates of    5/08 at 102            AAA        5,590,585
                 Participation, 1998 Series A, 5.200%, 5/01/28

    1,000,000   Los Angeles County Metropolitan Transportation Authority (California),   7/08 at 101            AAA          995,050
                 Proposition C Sales Tax Revenue Refunding Bonds, Second Senior Bonds,
                 Series 1998-A, 5.000%, 7/01/23

    1,685,000   City of Ontario, Community Facilities District No. 5 (Freeway Interchange 9/06 at 102           N/R        1,767,498
                 Project), Special Tax Bonds, Series 1997, 6.375%, 9/01/17

    3,600,000   Ontario Redevelopment Financing Authority (San Bernardino County,       No Opt. Call            AAA        4,908,924
                 California), 1995 Revenue Refunding Bonds (Ontario Redevelopment
                 Project No.1), 7.400%, 8/01/25

   10,075,000   County of Orange, California, 1996 Recovery Certificates of              7/06 at 102            AAA       11,033,233
                 Participation, Series A, 6.000%, 7/01/26

    1,780,000   Palm Desert Financing Authority, Tax Allocation Revenue Bonds           10/02 at 103            AAA        1,802,873
                  (Project Area No. 4), Series 1998, 4.750%, 10/01/13

    2,000,000   Redding Joint Powers Financing Authority, Solid Waste and Corporate      1/04 at 102             A3        2,088,460
                 Yard, Lease Revenue Bonds, Series 1993A, 5.500%, 1/01/13

    1,500,000   City of Richmond, Limited Obligation Refunding Improvement Bonds,        3/99 at 103            N/R        1,552,050
                 Reassessment District No. 855 (Atlas Road West and Interchange),
                 6.600%, 9/02/19

    1,200,000   City of San Diego, California, Convention Center Expansion              10/08 at 101            AAA        1,153,320
                 Financing Authority, Lease Revenue Bonds, Series 1998A,
                 4.750%, 4/01/28

    9,000,000   Redevelopment Agency of the City of San Jose (California),               2/04 at 102            AAA        8,634,060
                 Merged Area Redevelopment Project, Tax Allocation Bonds,
                 Series 1993, 4.750%, 8/01/24

    8,000,000   Redevelopment Agency of the City of San Jose (California),               8/08 at 102              A        8,057,840
                 Merged Area Redevelopment Project, Tax Allocation Bonds,
                 Series 1998, 5.250%, 8/01/29

    1,000,000   Redevelopment Agency of the City of San Jose (California),               8/08 at 101            AAA          960,340
                 Merged Area Redevelopment Project, Tax Allocation Bonds,
                 Series 1999, 4.750%, 8/01/29

    2,000,000   Redevelopment Agency of the City of San Leandro, Plaza 1                 6/03 at 102             A-        2,119,640
                 and Plaza 2 Redevelopment Projects, 1993 Tax Allocation Bonds,
                 Series A, 6.125%, 6/01/23


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 6.0%

    1,000,000   Foothill/Eastern Transportation Corridor Agency (California), Toll Road  1/05 at 102           BBB-        1,069,020
                 Revenue Bonds, Series 1995A, 6.000%, 1/01/34

   12,000,000   Airports Commission, City and County of San Francisco, California,       5/05 at 101            AAA       13,249,920
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 11 (Noise Insulation Program), 6.250%, 5/01/26
                 (Alternative Minimum Tax)

    3,520,000   Airports Commission, City and County of San Francisco, California,       5/06 at 101            AAA        3,791,638
                 San Francisco International Airport, Second Revenue Bonds,
                 Issue 12A, 5.625%, 5/01/11 (Alternative Minimum Tax)

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*      Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 35.2%

$   5,885,000   Calaveras County Water District (California), Certificates of            5/01 at 102            AAA      $ 6,447,606
                 Participation (1991 Ebbetts Pass Water System Improvements
                 Project), 6.900%, 5/01/16 (Pre-refunded to 5/01/01)

                California Health Facilities Financing Authority, Health Facility
                Revenue Bonds (Health Dimensions,
                Incorporated), 1990 Series A:
    2,300,000    7.500%, 5/01/15 (Pre-refunded to 5/01/00)                               5/00 at 102            Aaa        2,462,288
    4,395,000    7.000%, 5/01/20 (Pre-refunded to 5/01/00)                               5/00 at 102            Aaa        4,680,367

    8,075,000   California Health Facilities Financing Authority, Hospital Revenue      11/00 at 102          A1***        8,739,411
                 Refunding Bonds (Cedars-Sinai Medical Center), Series 1990,
                 7.000%, 11/01/15 (Pre-refunded to 11/01/00)

   12,830,000   State of California, Various Purpose General Obligation Bonds,           3/05 at 101         Aa3***       14,284,281
                 5.750%, 3/01/13 (Pre-refunded to 3/01/05)

    3,500,000   State Public Works Board of the State of California, Lease              11/04 at 102            Aaa        4,136,090
                 Revenue Bonds (Department of Corrections), 1994 Series A
                 (California State Prison-Monterey County (Soledad II)),
                 6.875%, 11/01/14 (Pre-refunded to 11/01/04)

    3,000,000   California Statewide Communities Development Authority                  No Opt. Call          A+***        3,341,310
                 (Triad Healthcare), Revenue Refunding, Series 1992, Certificates
                 of Participation, 6.250%, 8/01/06

    5,500,000   Certificates of Participation (Open Space Acquisition Project),          4/01 at 102         N/R***        6,019,475
                 City of Cupertino, California, Cupertino Public Facilities Corporation,
                 7.125%, 4/01/16 (Pre-refunded to 4/01/01)

    4,500,000   Hospital Revenue Certificates of Participation (Desert Hospital          7/00 at 102            AAA        4,878,270
                 Corporation Project), Series 1990,
                 8.000%, 7/01/10 (Pre-refunded to 7/01/00)

    8,650,000   Fontana Public Financing Authority (San Bernardino County,              12/01 at 102         N/R***        9,802,613
                 California), Subordinate Lien Tax Allocation Revenue Bonds
                 (North Fontana Redevelopment Project), 1991 Series A,
                 7.750%, 12/01/20 (Pre-refunded to 12/01/01)

    2,750,000   Certificates of Participation, Fresno Unified School District,           5/01 at 102          A2***        3,025,330
                 Fresno County, California, Series of 1991A For Project Phase VI,
                 7.200%, 5/01/11 (Pre-refunded to 5/01/01)

    1,050,000   Certificates of Participation, Fresno Unified School District,           5/00 at 102          A2***        1,112,969
                 Fresno County, California, Series of 1992B for Project Phase IX,
                 6.600%, 5/01/07 (Pre-refunded to 5/01/00)

    2,500,000   The Community Redevelopment Agency of the City of Los Angeles,           7/00 at 100         BBB***        2,585,325
                 California, Central Business District Redevelopment Project,
                 Tax Allocation Refunding Bonds, Series G, 6.750%, 7/01/10

    5,500,000   Los Angeles County Metropolitan Transportation Authority                 7/01 at 102            Aaa        6,037,955
                 (California), Proposition A Sales Tax  Revenue Refunding Bonds,
                 Series 1993-A, 6.750%, 7/01/20 (Pre-refunded to 7/01/01)

    8,000,000   Mt. Diablo Hospital District, Insured Hospital Revenue Bonds,           12/00 at 102            AAA        8,821,280
                 1990 Series A, 8.000%, 12/01/11 (Pre-refunded to 12/01/00)

    8,000,000   Redevelopment Agency of the City of Pittsburg, California,               8/01 at 103            AAA        8,950,960
                 Los Medanos Community Development Project, Tax Allocation Bonds,
                 Series 1991, 7.150%, 8/01/21 (Pre-refunded to 8/01/01)

    6,505,000   Poway Redevelopment Agency, California, City of Poway                    1/01 at 102            AAA        7,088,824
                 1991 Capital Improvement Project, Certificates of Participation
                 (Poway Royal Mobile Home Park), 7.200%, 1/01/24 (Pre-refunded to 1/01/01)

    3,500,000   West Contra Costa Hospital District, Insured Health Facility            11/04 at 102         N/R***        4,041,870
                 Refunding Revenue Bonds, Series 1994,
                 6.500%, 11/01/17 (Pre-refunded to 11/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 6.3%

      750,000   Anaheim Public Financing Authority (California), Revenue Bonds,         10/08 at 101            AAA          746,288
                 Series 1998 (City of Anaheim Electric System Distribution Facilities),
                 5.000%, 10/01/23

    7,945,000   City of Chula Vista, Industrial Development Revenue Bonds               12/02 at 102            AAA        8,731,158
                 (San Diego Gas and Electric Company), 1992 Series A,
                 6.400%, 12/01/27 (Alternative Minimum Tax)

    7,990,000   Department of Water and Power of the City of Los Angeles,                1/01 at 102            Aa3        8,691,841
                 California, Electric Plant Revenue Bonds, Issue of 1991, 7.100%, 1/15/31

    1,000,000   City of Pasadena, California, Electric Revenue Refunding Bonds,          8/08 at 101            AAA          963,509
                 1998 Series, 4.750%, 8/01/24

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*      Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 4.5%

$   4,075,000   State of California Department of Water Resources, Central Valley   12/06 at 101 1/2            AAA      $ 4,215,872
                 Project, Water System Revenue Bonds, Series Q, 5.375%, 12/01/27

    5,500,000   Revenue Certificates of Participation, Series 1993A, Orange County       8/03 at 100             AA        5,442,524
                 Water District, 5.000%, 8/15/18

    4,025,000   City of Stockton (California), Certificates of Participation,            9/08 at 102            AAA        4,093,022
                 1998 Series A (Wastewater System Project), 5.200%, 9/01/29
------------------------------------------------------------------------------------------------------------------------------------
$ 279,725,000   Total Investments - (cost $273,470,805) - 98.8%                                                          299,391,429
=============
                Other Assets Less Liabilities - 1.2%                                                                       3,504,617
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $302,896,046
                ====================================================================================================================

     * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     **   Ratings: Using the higher of Standard & Poor's or Moody's rating.

     ***  Securities are backed by an escrow or trust containing sufficient U.S.
          government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

     N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen California Select Quality Municipal Fund, Inc. (NVC)
                            February 28, 1999
                            (Unaudited)
    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*      Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------

                Consumer Staples - 1.9%

$   9,150,000   California Pollution Control Financing Authority, Sewage and Solid      12/06 at 101             A+      $ 9,681,249
                 Waste Disposal Facilities Revenue Bonds (Anheuser-Busch Project),
                 Series 1996, 5.750%, 12/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 2.1%

    5,000,000   California Educational Facilities Authority, Revenue Bonds              10/06 at 102            AAA        4,955,950
                 (Chapman University), Series 1996, 5.125%, 10/01/26

    6,000,000   The Regents of the University of California, Refunding Revenue           9/03 at 102            AAA        5,945,520
                 Bonds (1989 Multiple Purpose Projects), Series C,
                 5.000%, 9/01/23


------------------------------------------------------------------------------------------------------------------------------------
                Energy - 1.9%

    9,500,000   California Pollution Control Financing Authority, Exempt Facilities     12/06 at 102             AA        9,777,590
                 Revenue Bonds, Series 1996 (Mobil Oil Corporation Project),
                 5.500%, 12/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 8.6%

                ABAG Finance Authority for Nonprofit Corporations (California),
                Insured Certificates of Participation (Tarzana Treatment Center,
                Inc.):
      495,000    4.450%, 12/01/08                                                       12/06 at 102             A+          496,490
    1,455,000    5.200%, 12/01/23                                                       12/06 at 102             A+        1,439,883

    3,000,000   California Health Facilities Financing Authority, Insured Health         7/04 at 102            AAA        2,877,000
                 Facility Refunding Revenue Bonds (Catholic Healthcare West),
                 1994 Series A, 4.750%, 7/01/19

    5,000,000   California Health Facilities Financing Authority, Insured Health         8/01 at 102              A        5,418,350
                 Facility Revenue Bonds (The H.E.L.P. Group), 1991 Series A,
                 7.000%, 8/01/21

    7,485,000   California Health Facilities Financing Authority, Kaiser                 3/01 at 102              A        7,970,477
                 Permanent Refunding Revenue Bonds, 1991 Series A,
                 6.500%, 3/01/11

    1,775,000   California Statewide Communities Development Authority,                  7/03 at 102             AA        1,812,470
                 Certificates of Participation, St. Joseph Health System Obligated
                 Group, 5.500%, 7/01/23

    6,500,000   City of Loma Linda, California, Hospital Revenue Refunding Bonds        12/99 at 102            AAA        6,811,155
                 (Loma Linda University Medical Center Project),
                 Series 1989-B, 7.000%, 12/01/15

    9,350,000   City of Loma Linda, California, Hospital Revenue Refunding              12/03 at 102            AAA        9,534,943
                 Bonds (Loma Linda University Medical Center Project),
                 Series 1993-C, 5.375%, 12/01/22

    6,000,000   County of Madera, California, Certificates of Participation              3/05 at 102            AAA        6,434,400
                 (Valley Children's Hospital Project), Series 1995,
                 5.750%, 3/15/28

    1,050,000   City of Stockton, California, Health Facility Revenue Bonds,            12/07 at 102           BBB+        1,092,693
                 Dameron Hospital Association, 1997 Series A, 5.450%, 12/01/10


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 2.6%

    3,455,000   California Housing Finance Agency, Housing Revenue Bonds                 8/01 at 102            AAA        3,683,963
                 (Insured), 1991 Series A, 7.200%, 2/01/26 (Alternative Minimum Tax)

    9,250,000   California Statewide Communities Development Authority,                  7/08 at 101            BBB        9,351,843
                 Apartment Development Revenue Refunding Bonds (Irvine
                 Apartment Communities, L.P.), Series 1998A, 5.250%, 5/15/25


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 9.3%

    6,230,000   California Housing Finance Agency, Single Family Mortgage Bonds,         5/05 at 102            Aaa        6,659,122
                 1995 Issue A-2, 6.350%, 8/01/15 (Alternative Minimum Tax)

                California Housing Finance Agency, Single Family Mortgage Bonds,
                1995 Issue B:
    1,805,000    6.250%, 8/01/14 (Alternative Minimum Tax)                              10/05 at 102            AAA        1,898,282
    8,470,000    6.250%, 2/01/18 (Alternative Minimum Tax)                              10/05 at 102            AAA        9,049,517

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*      Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family (continued)

$   2,545,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,          8/01 at 102            AA-      $ 2,680,470
                 1991 Series G, 7.050%, 8/01/27 (Alternative Minimum Tax)

    3,150,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,          2/00 at 102            Aa2        3,262,266
                 1989 Series F, 7.250%, 8/01/17

    5,970,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,          2/06 at 102            AAA        6,348,856
                 1995 Series M, 6.150%, 8/01/27 (Alternative Minimum Tax)

    5,900,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,          8/06 at 102            Aa2        6,311,525
                 1996 Series H, 6.250%, 8/01/27 (Alternative Minimum Tax)

    1,750,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,      2/09 at 101 1/2            AAA        1,776,303
                 1998 Series E Remarketed, 5.250%, 2/01/33 (Alternative Minimum Tax)

    2,420,000   California Rural Home Mortgage Finance Authority, Single Family         No Opt. Call            AAA        2,693,581
                 Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                 1995 Series B, 7.750%, 9/01/26 (Alternative Minimum Tax)

    3,860,000   Puerto Rico Housing Bank and Finance Agency, Affordable Housing          4/05 at 102            AAA        4,072,416
                 Mortgage Subsidy Program, Single Family Mortgage Revenue
                 Bonds, Portfolio I, 6.250%, 4/01/29 (Alternative Minimum Tax)

    2,680,000   Southern California Home Financing Authority, Single Family             10/01 at 102            AAA        2,817,350
                 Mortgage Revenue Bonds (GNMA and FNMA), Mortgage-Backed
                 Securities Program, 1991 Issue B, 6.900%, 10/01/24
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 1.2%

    3,000,000   California Statewide Communities Development Authority,                  4/03 at 102             A+        3,193,830
                 Series A, Certificates of Participation, Pacific Homes, 6.000%, 4/01/17

    2,800,000   The City of Los Angeles, Insured Certificates of Participation,          6/01 at 102             A+        3,040,632
                 Ararat Home of Los Angeles,  7.250%, 6/01/21


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 4.0%

   11,405,000   State of California, Various Purpose General Obligation Bonds, 6         3/99 at 101            Aa3       11,552,467
                 .400%, 2/01/20 (Alternative Minimum Tax)

    8,665,000   State of California, Veterans General Obligation Bonds,                 12/03 at 102            Aa3        8,914,465
                  Series BH, 5.600%, 12/01/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 16.2%

   10,000,000   Anaheim Public Financing Authority, Lease Revenue Bonds (Anaheim        No Opt. Call            AAA        1,839,900
                 Public Improvements Project), Senior Lease Revenue Bonds,
                 1997 Series C, 0.000%, 9/01/31

    9,725,000   Avalon Community Improvement Agency, Community Improvement               8/01 at 102             A-       10,737,664
                 Project, Area Tax Allocation Bonds, Series 1991 A, 7.250%, 8/01/21

    2,215,000   Brea Public Financing Authority (Orange County, California),             8/01 at 102            AAA        2,411,914
                 1991 Tax Allocation Revenue Bonds, Series A (Redevelopment
                 Project AB), 6.750%, 8/01/22

    7,500,000   State Public Works Board of the State of California, Lease Revenue       9/08 at 101            AAA        7,464,825
                 Refunding Bonds (Department of Corrections), 1998 Series B
                 (California State Prisons Imperial County), 5.000%, 9/01/21

    6,000,000   Cerritos Public Financing Authority (Cerritos, California),             11/03 at 102             A-        6,355,320
                 1993 Revenue Bonds, Series A (Tax Exempt) (Los Cerritos
                 Redevelopment Project Loan), 6.050%, 11/01/20

    5,000,000   Culver City Redevelopment Financing Authority, 1993 Tax                 11/03 at 102            AAA        4,954,150
                 Allocation Refunding Revenue Bonds, 5.000%, 11/01/23

                City of Inglewood, California, Certificates of Participation
                (1991 Civic Center Improvement Project):
    5,515,000    7.000%, 8/01/11                                                         8/01 at 102           BBB-        5,898,127
    5,000,000    7.000%, 8/01/19                                                         8/01 at 102           BBB-        5,341,400
    3,000,000    6.500%, 8/01/21                                                         8/01 at 102           BBB-        3,161,580

    3,510,000   Long Beach Bond Finance Authority, Lease Revenue and Refunding          10/07 at 102            AAA        3,491,327
                 Bonds (Civic Center Project), 1997 Series A, 5.000%, 10/01/27

    2,255,000   Los Angeles Unified School District, Certificates of Participation      No Opt. Call              A        2,271,281
                 (Capital Facilities Project), Series 1991A, 7.000%, 5/01/99

    7,500,000   Los Angeles County Metropolitan Transportation Authority (California),   7/08 at 101            AAA        7,462,875
                 Proposition C Sales Tax Revenue Refunding Bonds, Second
                 Senior Bonds, Series 1998-A, 5.000%, 7/01/23

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*      Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

$   3,605,000   Oakland State Building Authority, Lease Revenue Bonds                    4/08 at 101            AAA      $ 3,587,336
                 (Elihu M. Harris State Office Building), 1998 Series A, 5.000%, 4/01/23

    1,390,000   City of Palm Springs Financing Authority, Tax Allocation Bonds,          8/01 at 102             A-        1,480,920
                 1991 Series B (Agency Loans), 6.800%, 8/01/11

    2,195,000   Pleasanton Joint Powers Financing Authority, Reassessment Revenue        9/03 at 102           Baa1        2,357,342
                 Bonds, 1993 Series A, 6.150%, 9/02/12

    2,550,000   Riverside Public Financing Authority (Riverside County, California),     2/01 at 102            N/R        2,718,530
                 1991 Revenue Bonds, Series A (Multiple Project Loans),
                 8.000%, 2/01/18

    5,235,000   City and County of San Francisco, Redevelopment Financing Authority,     8/03 at 103              A        5,241,230
                 1993 Series C, Tax Allocation Revenue Bonds (San Francisco
                 Redevelopment Projects), 5.125%, 8/01/18

      750,000   Redevelopment Agency of the City of San Jose (California),               8/08 at 101            AAA          720,255
                 Merged Area Redevelopment Project, Tax Allocation Bonds,
                 Series 1999, 4.750%, 8/01/29

    5,000,000   City of West Hollywood (Los Angeles County, California),                 2/08 at 102            AAA        4,974,650
                 1998 Refunding Certificates of Participation, City of West Hollywood
                 Public Facilities Corporation, 5.000%, 2/01/25


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 3.4%

    3,275,000   California Statewide Communities Development Authority, Special         10/07 at 102           Baa3        3,363,949
                 Facilities Lease Revenue Bonds, 1997 Series A, 5.700%, 10/01/33
                 (Alternative Minimum Tax)

    2,000,000   California Statewide Communities Development Authority, Special         10/07 at 102           Baa3        2,047,180
                 Facilities Lease Revenue Bonds, 1997 Series A (United Air Lines,
                 Inc.- San Francisco International Airport Projects),
                 5.625%, 10/01/34 (Alternative Minimum Tax)

    7,500,000   Harbor Department of the City of Los Angeles, Revenue Bonds,             8/06 at 101            AAA        8,258,925
                 Issue of 1996, 6.200%, 8/01/25 (Alternative Minimum Tax)

    3,450,000   Airport Commission, City and County of San Francisco, California,        5/04 at 102            AAA        3,832,916
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 5, 6.500%, 5/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 33.8%

    5,120,000   ABAG Finance Authority for Nonprofit Corporations, Certificates         11/03 at 102            AAA        5,463,347
                 of Participation (Stanford University Hospital), California,
                 Series 1993, 5.250%, 11/01/08

    5,285,000   Brea Public Financing Authority (Orange County, California),             8/01 at 102            AAA        5,816,090
                 1991 Tax Allocation Revenue Bonds, Series A (Redevelopment
                 Project AB), 6.750%, 8/01/22 (Pre-refunded to 8/01/01)

   10,500,000   California Health Facilities Financing Authority, Health Facility    1/00 at 101 1/2         N/R***       11,001,270
                 Revenue Bonds (Pomona Valley Hospital Medical Center),
                 1989 Series A, 7.000%, 1/01/18 (Pre-refunded to 1/01/00)

    3,000,000   California Pollution Control Financing Authority, Solid Waste            7/02 at 102            Aaa        3,366,150
                 Revenue Bonds (North County Recycling Center),
                 1991 Series A Bonds, 6.750%, 7/01/17

    1,875,000   State of California, Various Purpose General Obligation Bonds,           3/04 at 102         Aa3***        2,083,819
                 5.750%, 3/01/23 (Pre-refunded to 3/01/04)

    3,310,000   State Public Works Board of the State of California, Lease               9/01 at 102            Aaa        3,690,286
                 Revenue Bonds (California Community Colleges), 1991 Series A,
                 7.250%, 9/01/05 (Pre-refunded to 9/01/01)

   10,525,000   State Public Works Board of the State of California, Lease               9/01 at 100          A1***       11,156,500
                 Revenue Bonds (Department of Corrections), Series 1991A
                 (State Prisons-Imperial County), 5.750%, 9/01/21
                 (Pre-refunded to 9/01/01)

    5,000,000   State Public Works Board of the State of California, Lease               9/05 at 100           A***        5,637,100
                 Revenue Bonds (The Trustees of The California State University),
                 1995 Series A (Various California State University Projects),
                 6.000%, 9/01/15 (Pre-refunded to 9/01/05)

    2,110,000   County of Contra Costa, California, 1989 Home Mortgage Revenue          No Opt. Call            AAA        2,628,195
                 Bonds (GNMA Mortgage-Backed  Securities Program),
                 7.700%, 11/01/09 (Alternative Minimum Tax)

    7,000,000   East Bay Municipal Utility District (Alameda and Contra Costa           12/01 at 102            AAA        7,708,260
                 Counties, California), Water System Subordinated Revenue Bonds,
                 Series 1991, 6.375%, 6/01/12 (Pre-refunded to 12/01/01)

   10,000,000   Los Angeles County Public Works Finance Authority,                      10/04 at 102          AA***       11,334,800
                 Revenue Bonds, Series 1994A (Los Angeles County Regional Park
                 and Open Space District), 6.000%, 10/01/15 (Pre-refunded to 10/01/04)

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*      Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$   7,500,000   Los Angeles County Metropolitan Transportation Authority (California),   7/01 at 102            Aaa      $ 8,258,775
                 Proposition A Sales Tax Revenue Refunding Bonds, Series 1993-A,
                 6.900%, 7/01/21 (Pre-refunded to 7/01/01)

    6,375,000   Mt. Diablo Hospital District, Insured Hospital Revenue Bonds,           12/00 at 102            AAA        6,922,039
                 1990 Series A, 7.000%, 12/01/17 (Pre-refunded to 12/01/00)

    1,705,000   City of Palm Springs Financing Authority, Revenue (Tax Allocation)       8/05 at 100         N/R***        1,987,467
                 Bonds, 1991 Series B (Agency Loans), 6.800%, 8/01/11
                 (Pre-refunded to 8/01/05)

    3,700,000   Riverside Public Financing Authority (Riverside County, California),     2/01 at 102         N/R***        4,088,463
                 1991 Revenue Bonds, Series A (Multiple Project Loans),
                 8.000%, 2/01/18 (Pre-refunded to 2/01/01)

   19,000,000   Sacramento City Financing Authority, 1991 Revenue Bonds,                11/01 at 102            Aaa       21,083,730
                 6.800%, 11/01/20 (Pre-refunded to 11/01/01)

    3,920,000   City of San Diego, California, Certificates of Participation (Balboa     7/01 at 100          Aa***        4,246,222
                 Park and Mission Bay Park Capital Improvements Program),
                 Series 1991, 6.900%, 7/15/21 (Pre-refunded to 7/15/01)

    5,000,000   San Mateo County Joint Powers Financing Authority, Lease Revenue         7/04 at 102            AAA        5,688,800
                 Bonds (San Mateo County Health Center), 1994 Series A,
                 6.125%, 7/15/14 (Pre-refunded to 7/15/04)

    4,000,000   County of Santa Clara, California, Certificates of Participation         3/01 at 102         N/R***        4,349,760
                 (The Terraces of Los Gatos Project), 1991 Series, American Baptist
                 Homes of the West, 6.900%, 3/01/18 (Pre-refunded to 3/01/01)

                Santa Clarita Public Financing Authority, Local Agency Revenue
                Bonds, Series 1991:
    6,800,000    7.000%, 10/01/20 (Pre-refunded to 10/01/01)                            10/01 at 102          A-***        7,555,888
    3,000,000    6.750%, 10/01/21 (Pre-refunded to 10/01/01)                            10/01 at 102          A-***        3,307,020

    6,925,000   Santa Monica Community College District, Refunding Certificates          6/01 at 102           A***        7,621,932
                 of Participation, 1991 Series A, 7.150%, 6/01/08
                 (Pre-refunded to 6/01/01)

    6,500,000   Tri-City Hospital District (Oceanside, California), Insured Revenue      2/02 at 102            AAA        7,341,620
                 Bonds, Series 1991, 7.500%, 2/01/17 (Pre-refunded to 2/01/02)

   10,000,000   Tustin Community Redevelopment Agency, Town Center Area                 12/01 at 102            AAA       11,123,300
                 Redevelopment Project, Subordinate Tax Allocation Bonds,
                 Series 1991, 6.800%, 12/01/16 (Pre-refunded to 12/01/01)

    3,300,000   The Regents of the University of California, Refunding Revenue           9/02 at 102         AA-***        3,727,779
                 Bonds (Multiple Purpose Projects), Series A,
                 6.875%, 9/01/16 (Pre-refunded to 9/01/02)

    3,000,000   Westminster Redevelopment Agency, Westminster Commercial                 8/01 at 102            AAA        3,339,000
                 Redevelopment Project No. 1, 1991 Tax Allocation Bonds,
                 Series A (Orange County, California), 7.300%, 8/01/21
                 (Pre-refunded to 8/01/01)

    1,535,000   Yosemite Community College District, Certificates of Participation,      7/01 at 102         N/R***        1,669,727
                 7.750%, 7/01/11 (Pre-refunded to 7/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 8.7%

   10,350,000   California Pollution Control Financing Authority, Pollution Control     No Opt. Call            AA-       12,490,277
                 Revenue Bonds (San Diego Gas and Electric Company), 1991 Series A,
                 6.800%, 6/01/15 (Alternative Minimum Tax)

    9,650,000   California Pollution Control Financing Authority, Pollution Control     12/01 at 102            Aa3       10,549,959
                 Revenue Bonds (Southern California Edison Company),
                 1991 Series, 6.900%, 12/01/17 (Alternative Minimum Tax)
    3,500,000   Department of Water and Power of the City of Los Angeles,                9/00 at 102            Aa3        3,771,040
                 California, Electric Plant Revenue Bonds, Second Issue of 1990,
                 7.250%, 9/15/30

    6,375,000   Department of Water and Power of the City of Los Angeles,                1/01 at 102            Aa3        6,934,980
                 California, Electric Plant Revenue Bonds, Issue of 1991,
                 7.100%, 1/15/31

   10,500,000   Southern California Public Power Authority, Transmission                 7/03 at 100            AAA       10,406,445
                 Project Revenue Bonds, 1993 Subordinate Refunding Series
                 (Southern Transmission Project), 5.000%, 7/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 5.3%

    7,500,000   Eastern Municipal Water District (California), Water and Sewer           7/08 at 101            AAA        7,464,525
                 Revenue Refunding Certificates of Participation, Series 1998A,
                 5.000%, 7/01/21

    2,000,000   The City of Los Angeles, Wastewater System Revenue Bonds,                6/99 at 102             A+        2,061,940
                 Refunding Series 1991-C, 7.100%, 6/01/18

   10,135,000   The Metropolitan Water District of Southern California, Water Revenue   No Opt. Call             AA       13,118,136
                 Bonds, Issue of 1992, 8.000%, 7/01/08

    3,000,000   The Metropolitan Water District of Southern California, Water Revenue    1/08 at 101             AA        2,952,000
                 Bonds, 1997 Authorization, Series A, 5.000%, 7/01/37

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*      Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer (continued)

                West Basin Municipal Water District Revenue Certificates of Participation,
                Series 1998A:
$   1,545,000    0.000%, 8/01/23                                                    8/08 at 45 19/32            AAA      $   425,184
    1,595,000    0.000%, 8/01/24                                                     8/08 at 43 1/16            AAA          414,668
    1,595,000    0.000%, 8/01/25                                                    8/08 at 40 13/16                         392,975
    1,595,000    0.000%, 8/01/26                                                    8/08 at 38 23/32            AAA          371,586
------------------------------------------------------------------------------------------------------------------------------------
$ 484,610,000   Total Investments - (cost $462,614,416) - 99.0%                                                          505,079,708
=============
                Other Assets Less Liabilities - 1.0%                                                                       5,171,520
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $510,251,228
                ====================================================================================================================

     * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     **   Ratings: Using the higher of Standard & Poor's or Moody's rating.

     ***  Securities are backed by an escrow or trust containing sufficient U.S.
          government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

     N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen California Quality Income Municipal Fund, Inc. (NUC)
                            February 28, 1999
                            (Unaudited)
    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*      Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 1.5%

$  2,000,000    California Educational Facilities Authority, Revenue Bonds (University  10/06 at 102            AAA      $ 2,194,520
                  of San Francisco), Series 1996, 6.000%, 10/01/26

    4,000,000   State Public Works Board of the State of California, Lease Revenue       3/06 at 102            AAA        4,246,640
                 Refunding Bonds (California Community Colleges), 1996 Series B
                 (Various Community Colleges Projects), 5.625%, 3/01/19

    1,000,000   California Statewide Communities Development Authority,                  4/06 at 101            AAA        1,085,770
                 Auxiliary Organization Revenue Certificates of Participation
                 (The University Corporation-California State University, Northridge),
                 Series 1996, 6.000%, 4/01/26


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 5.8%

    4,000,000   California Health Facilities Financing Authority, Insured Health         5/03 at 102             A+        4,250,640
                 Facility Revenue Refunding Bonds (Valley Memorial Hospital),
                 1993A, 6.000%, 5/01/17

    1,250,000   California Statewide Communities Development Authority,                 No Opt. Call             A1        1,444,525
                 Hospital Revenue Certificates of Participation, Cedars-Sinai Medical
                 Center, Series 1992, 6.500%, 8/01/12

   14,000,000   California Statewide Communities Development Authority, Revenue          8/02 at 102             A1       15,467,340
                 Certificates of Participation (Cedars-Sinai Medical Center),
                 6.500%, 8/01/15

    3,110,000   City of Loma Linda, California, Hospital Revenue Bonds (Loma Linda      12/03 at 102            BBB        3,317,530
                 University Medical Center Project), Series 1993-A, 6.500%, 12/01/18

    2,465,000   City of Sacramento, Insured Health Facility Revenue Bonds (CARES),       7/07 at 102             A+        2,491,252
                 1998 Series A, 5.300%, 1/01/24

    1,855,000   City of Torrance (California), Hospital Revenue Bonds (Little            7/02 at 102              A        2,083,740
                 Company of Mary Hospital Project), Series 1992, 6.875%, 7/01/15


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 4.6%

    5,250,000   California Housing Finance Agency, Multi-Unit Rental Housing             8/02 at 102            Aa3        5,652,255
                 Revenue Bonds II, 1992 Series B, 6.700%, 8/01/15

    2,500,000   California Statewide Communities Development Authority,                 No Opt. Call            BBB        2,516,300
                 Apartment Development Revenue Refunding Bonds (Irvine
                 Apartment Communities, L.P.), Series 1998A, 5.050%, 5/15/25
                 (Alternative Minimum Tax)

    3,900,000   City of Stanton, Multifamily Housing Revenue Bonds (Continental          8/07 at 102            AAA        4,161,456
                 Gardens Apartments), Series 1997, 5.625%, 8/01/29
                 (Alternative Minimum Tax)

    8,000,000   City of Vista, Multifamily Housing Revenue Refunding Bonds               4/02 at 102            AAA        8,493,840
                 (Vista Hacienda Project), 1992 Series A, 6.950%, 4/01/17

                Housing Authority of the County of Yolo, 1992 Refunding Revenue
                Bonds, Series A (Russell Park Apartments):
    1,000,000    6.900%, 11/01/08                                                        5/02 at 103            Aa2        1,065,790
    1,030,000    7.000%, 11/01/14                                                        5/02 at 103            Aa2        1,100,102


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 2.2%

    1,545,000   California Housing Finance Agency, Home Mortgage Revenue                 8/01 at 102            AA-        1,627,240
                 Bonds, 1991 Series G, 7.050%, 8/01/27 (Alternative Minimum Tax)

    2,790,000   California Housing Finance Agency, Home Mortgage Revenue                 2/05 at 102             Aa        3,015,795
                 Bonds, 1995 Series B, 7.125%, 2/01/26 (Alternative Minimum Tax)

      600,000   City of Corona (California), Single Family Mortgage Revenue Bonds,      11/06 at 102            Aaa          615,714
                 Series 1996A (Senior), 6.050%, 5/01/27

    2,690,000   County of Riverside, California, Single Family Mortgage Revenue         11/99 at 102            AAA        2,789,073
                 Bonds (GNMA Mortgage-Backed Securities Program), Issue B
                 of 1989, 7.600%, 11/01/19 (Alternative Minimum Tax)

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*      Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family (continued)

                Southern California Home Financing Authority, Single Family Mortgage
                Revenue Bonds (GNMA and FNMA Mortgage-Backed Securities Program),
                1991 Issue A:
$   1,385,000    6.750%, 9/01/22 (Alternative Minimum Tax)                               3/01 at 102            AAA     $  1,454,236
    1,435,000    7.350%, 9/01/24 (Alternative Minimum Tax)                               3/02 at 102            AAA        1,509,778


------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 0.5%

    2,465,000   California Health Facilities Financing Authority, Insured Health         8/08 at 100             A+        2,509,863
                 Facility Revenue Bonds (Casa de las Campanas), 1998 Series A,
                 5.250%, 8/01/17


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 3.8%

                State of California, Various Purpose General Obligation Bonds:
   10,000,000    6.400%, 9/01/07                                                        No Opt. Call            Aa3       11,658,400
    2,500,000    7.000%, 2/01/09                                                        No Opt. Call            Aa3        3,051,000
      295,000    5.750%, 3/01/19                                                         3/05 at 101            Aa3          316,576

    4,000,000   State of California, Veterans General Obligation Bonds,                 12/03 at 101            Aa3        4,064,840
                 Series BN (Non-AMT), 5.450%, 12/01/28


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 22.6%

    4,825,000   Certificates of Participation (1991 Financing Project),                  9/06 at 102            AAA        5,307,259
                 County of Alameda, California, Alameda County Public
                 Facilities Corporation, 6.000%, 9/01/21

    2,200,000   City of Coalinga, California, Certificates of Participation              4/00 at 102           BBB+        2,317,304
                 (1989 Coalinga Return to Custody Facility), 7.000%, 4/01/10

                Community Development Commission of the City of Commerce, Merged
                Redevelopment Project, Tax Allocation Refunding Bonds, Series
                1998A:
    1,000,000    5.650%, 8/01/18                                                         8/08 at 102            N/R        1,009,600
    2,765,000    5.700%, 8/01/28                                                         8/08 at 102            N/R        2,791,461

    2,100,000   Cudahy Redevelopment Agency, Cudahy Redevelopment Project,               9/03 at 102            BBB        2,280,264
                 Tax Allocation Refunding Bonds, Series 1994A, 6.700%, 9/01/24

    5,000,000   Culver City Redevelopment Financing Authority, 1993 Tax Allocation      11/03 at 102            AAA        4,720,950
                 Refunding Revenue Bonds, 4.600%, 11/01/20

    3,000,000   Fontana Public Financing Authority (San Bernardino County, California),  9/00 at 102            BBB        3,161,670
                 Tax Allocation Revenue Bonds (North Fontana Redevelopment Project),
                 1990 Series A, 7.250%, 9/01/20

    1,700,000   Foothill-De Anza Community College District (County of Santa Clara,      9/01 at 102             A-        1,872,584
                 California), Certificates of Participation (1992 De Anza Campus Center
                 Project), 7.350%, 3/01/07

    2,725,000   City of Fresno, California, Certificates of Participation (1992         12/00 at 102             A1        2,961,285
                 Street Improvement Project), 6.625%, 12/01/11

    4,000,000   Inland Empire Solid Waste Financing Authority, Revenue Bonds,           No Opt. Call            AAA        4,570,800
                 1996 Series B (Landfill Improvement Financing Project), 6.250%, 8/01/11
                 (Alternative Minimum Tax)

    2,300,000   City of Irvine, Mobile Home Park Revenue Bonds (Meadows Mobile           3/08 at 102            N/R        2,326,243
                 Home Park Project), Series 1998A, 5.700%, 3/01/18

    5,475,000   Community Facilities District No. 90-1 of the City of Lancaster,         9/07 at 102            AAA        5,531,940
                 1998 Special Tax Refunding Bonds, 4.900%, 9/01/15

    5,435,000   Community Redevelopment Financing Authority of the Community             9/02 at 102            N/R        5,722,131
                 Redevelopment Agency of the City of Los Angeles, California,
                 Pooled Financing Bonds, Series A (Bunker Hill, Los Angeles Harbor
                 Industrial Center and Monterey Hills Redevelopment Projects),
                 6.375%, 9/01/14

    2,000,000   Redevelopment Agency of the City of Moorpark, Moorpark                  10/03 at 102             A-        2,126,980
                 Redevelopment Project, 1993 Tax Allocation Bonds, 6.125%, 10/01/18

    2,500,000   Certificates of Participation (Western Nevada County Solid Waste         6/01 at 102             BB        2,632,025
                 Management System - 1991 Project), County of Nevada,
                 California, 7.500%, 6/01/21

    2,690,000   Oceanside Mobile Home Park Financing Authority (California),             3/08 at 102            N/R        2,726,907
                 Mobile Home Park Revenue Bonds (Laguna Vista Mobile Estates
                 Acquisition Project), Series 1998, 5.800%, 3/01/28

   15,300,000   Ontario Redevelopment Financing Authority (San Bernardino               No Opt. Call            AAA       20,862,927
                 County, California), 1995 Revenue Refunding Bonds (Ontario
                 Redevelopment Project No.1), 7.400%, 8/01/25

    3,400,000   Orange County Development Agency, Santa Ana Heights Project Area,        9/03 at 102            BBB        3,584,348
                 1993 Tax Allocation Revenue Bonds (California), 6.125%, 9/01/23

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*      Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

                Orange County Local Transportation Authority (Orange County,
                California), Measure M Sales Tax Revenue Bonds (Limited Tax
                Bonds):
$   3,000,000    6.000%, 2/15/07                                                        No Opt. Call            AA+      $ 3,389,580
    2,250,000    6.000%, 2/15/08                                                        No Opt. Call            AA+        2,559,960

    2,000,000   County of Orange, California, 1996 Recovery Certificates of              7/06 at 102            AAA        2,190,220
                 Participation, Series A, 6.000%, 7/01/26

    7,145,000   Palm Desert Financing Authority, Tax Allocation Revenue Bonds           10/07 at 102            AAA        7,258,177
                 (Project Area No. 4), Series 1998, 5.200%, 10/01/28

    1,345,000   City of Rohnert Park, California, Certificates of Participation          7/99 at 102            AAA        1,338,208
                 (Rohnert Park Capital Facilities Project), 5.000%, 7/01/24

    1,475,000   City of San Diego, California, Convention Center Expansion Financing    10/08 at 101            AAA        1,417,623
                 Authority, Lease Revenue Bonds, Series 1998A, 4.750%, 4/01/28

   12,000,000   Redevelopment Agency of the City of San Jose (California), Merged        8/08 at 102              A       12,086,760
                 Area Redevelopment Project, Tax Allocation Bonds,
                 Series 1998, 5.250%, 8/01/29

    3,000,000   Redevelopment Agency of the City of San Jose (California), Merged        8/08 at 101            AAA        2,881,020
                 Area Redevelopment Project, Tax Allocation Bonds, Series 1999,
                 4.750%, 8/01/29

    3,000,000   City of Santa Barbara, California, Certificates of Participation        10/02 at 102              A        3,260,820
                 (Harbor Refunding Project), 6.750%, 10/01/27

    1,000,000   Upland Community Redevelopment Agency, California, Upland                9/08 at 102            AAA          976,860
                 Redevelopment Project (A Merged Project), Tax Allocation
                 Refunding Bonds, Issue of 1998, 4.850%, 9/01/23


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 3.2%

    2,750,000   California Statewide Communities Development Authority, Special         10/07 at 102           Baa3        2,814,873
                 Facilities Lease Revenue Bonds, 1997 Series A (United Air Lines, Inc. -
                 San Francisco International Airport Projects),
                 5.625%, 10/01/34 (Alternative Minimum Tax)

   12,500,000   Foothill/Eastern Transportation Corridor Agency (California),            1/05 at 102           BBB-       13,362,750
                 Toll Road Revenue Bonds, Series 1995A, 6.000%, 1/01/34


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 44.9%

                County of Alameda, Certificates of Participation (1992 Capital
                Projects), Alameda County Public Facilities Corporation:
    7,865,000    6.750%, 6/01/16 (Pre-refunded to 6/01/02)                               6/02 at 102           A***        8,795,901
   10,000,000    6.000%, 6/01/22 (Pre-refunded to 6/01/02)                               6/02 at 102           A***       10,954,100

    3,000,000   California Educational Facilities Authority, Revenue Bonds               2/02 at 102          A1***        3,282,180
                 (Santa Clara University), Series 1991, 6.250%, 2/01/16
                 (Pre-refunded to 2/01/02)

                California Educational Facilities Authority, Revenue Bonds
                (University of San Diego), Series 1992:
    1,965,000    6.500%, 10/01/08 (Pre-refunded to 10/01/02)                            10/02 at 102           A***        2,196,870
    5,000,000    6.500%, 10/01/22 (Pre-refunded to 10/01/02)                            10/02 at 102           A***        5,590,000

    7,430,000   California Educational Facilities Authority, Revenue Bonds              10/02 at 102            Aaa        8,303,322
                 (University of San Francisco), Series 1992,
                 6.400%, 10/01/17 (Pre-refunded to 10/01/02)

    3,680,000   California Health Facilities Financing Authority, Health Facility        5/00 at 102            Aaa        3,934,362
                 Revenue Bonds (Health Dimensions, Incorporated), 1990 Series A,
                 7.375%, 5/01/07 (Pre-refunded to 5/01/00)

    3,225,000   California Health Facilities Financing Authority, Kaiser Permanente     12/00 at 102           A***        3,472,519
                 Revenue Bonds, 1990 Series A, 6.500%, 12/01/20
                 (Pre-refunded to 12/01/00)

    6,000,000   California Health Facilities Financing Authority, Insured Revenue        6/01 at 102          A+***        6,552,780
                 Bonds (Southern California Presbyterian Homes), Series 1991,
                 6.750%, 6/01/21 (Pre-refunded to 6/01/01)

    8,000,000   California Pollution Control Financing Authority, Solid Waste Revenue    7/02 at 102            Aaa        8,976,400
                 Bonds (North County Recycling Center), 1991 Series A Bonds,
                 6.750%, 7/01/17

    7,690,000   State of California, Various Purpose General Obligation Bonds,           3/05 at 101         Aa3***        8,561,662
                 5.750%, 3/01/19 (Pre-refunded to 3/01/05)

    2,000,000   State of California Department of Water Resources, Central Valley    6/02 at 101 1/2            Aaa        2,208,980
                 Project, Water System Revenue Bonds, Series K,
                 6.400%, 12/01/26 (Pre-refunded to 6/01/02)

    2,000,000   State Public Works Board of the State of California, Lease Revenue       9/01 at 102            Aaa        2,194,360
                 Bonds (Department of Corrections), Series 1991A (State Prisons-
                 Imperial County), 6.500%, 9/01/11 (Pre-refunded to 9/01/01)

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*      Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------

                U.S. Guaranteed (continued)

$  10,050,000   State Public Works Board of the State of California, Lease Revenue      10/02 at 102            AAA      $11,332,481
                 Bonds (The Trustees of the California State University), 1992 Series A
                 (Various California State University Projects),
                 6.700%, 10/01/17 (Pre-refunded to 10/01/02)

                State Public Works Board of the State of California, Lease Revenue
                Bonds (Department of Corrections), 1994 Series A (California State
                Prison-Monterey County (Soledad II)):
    6,950,000    6.875%, 11/01/14 (Pre-refunded to 11/01/04)                            11/04 at 102            Aaa        8,213,093
    7,625,000    7.000%, 11/01/19 (Pre-refunded to 11/01/04)                            11/04 at 102            Aaa        9,059,263

    3,570,000   California Statewide Communities Development Authority (Triad           No Opt. Call          A+***        3,976,159
                 Healthcare), Revenue Refunding Series 1992, Certificates of
                 Participation, 6.250%, 8/01/06

    2,000,000   Coachella Valley Water District, Improvement District No. 71            10/02 at 102           A***        2,252,760
                 (Storm Water District) (Riverside, Imperial, and San Diego Counties,
                 California), 1992 Certificates of Participation (Flood Control
                 Project), 6.750%, 10/01/12 (Pre-refunded to 10/01/02)
    3,000,000   Contra Costa Water Authority (Contra Costa County, California),         10/00 at 102         N/R***        3,229,200
                 Water Treatment Revenue Bonds, 1990 Series A, 6.875%, 10/01/20
                 (Pre-refunded to 10/01/00)

   12,805,000   County of Contra Costa, California, 1988 Home Mortgage, Mortgage        No Opt. Call            AAA       17,848,761
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 8.250%, 6/01/21 (Alternative Minimum Tax)

   10,000,000   Fontana Redevelopment Agency, Jurupa Hills Redevelopment                10/02 at 102        BBB+***       11,357,800
                 Project Area (County of San Bernardino, California), Refunding
                 Tax Allocation Bonds, 1992 Series A, 7.100%, 10/01/23
                 (Pre-refunded to 10/01/02)

    5,000,000   Fresno Unified School District, Fresno County, California, Certificates  5/99 at 102          A3***        5,136,600
                 of Participation for Measure A Capital Projects, Series of 1991C for
                 Project Phase VIII, 7.000%, 5/01/12 (Pre-refunded to 5/01/99)

    5,210,000   Fresno Unified School District, Fresno County, California, Certificates  5/00 at 102          A2***        5,528,435
                 of Participation for Measure A Capital Projects, Series of 1992B
                 for Project Phase IX, 6.700%, 5/01/12 (Pre-refunded to 5/01/00)

    8,000,000   Lancaster School District, Certificates of Participation (1992           3/02 at 105            AAA        9,174,160
                 Refunding Project), 7.000%, 3/01/22 (Pre-refunded to 3/01/02)

    4,500,000   City of Los Angeles, California, Wastewater System Revenue              12/00 at 102            AAA        4,865,580
                 Bonds, Series 1991-D, 6.700%, 12/01/21 (Pre-refunded to 12/01/00)

   10,000,000   County of Orange, California, Certificates of Participation (Civic       8/01 at 102            AAA       10,993,300
                 Center Expansion Project), 6.700%, 8/01/18 (Pre-refunded to 8/01/01)

   13,525,000   County of San Bernardino, California, Single Family Mortgage            No Opt. Call            AAA       17,466,320
                 Revenue Bonds (GNMA Mortgage-Backed Securities),
                 1989 Series A, 7.750%, 11/01/14 (Alternative Minimum Tax)

    8,295,000   San Diego County Water Authority, Water Revenue Certificates             5/01 at 102         AA-***        8,978,508
                 of Participation, Series 1991A, 6.300%, 5/01/05
                 (Pre-refunded to 5/01/01)

    3,385,000   The Community Redevelopment Agency of the City of Santa Ana,             9/99 at 102          A-***        3,527,339
                 Orange County, California, Santa Ana South Harbor Boulevard/
                 Fairview Street Redevelopment Project, 1989 Series C Tax
                 Allocation Refunding Bonds, 7.250%, 9/01/09 (Pre-refunded
                 to 9/01/99)

    2,575,000   City of Santa Maria, Revenue Certificates of Participation               9/02 at 102         N/R***        2,894,558
                 (Marian Medical Center), 6.750%, 9/01/22 (Pre-refunded to 9/01/02)

    4,300,000   Sierra View Local Hospital District, Insured Health Facility Revenue     3/02 at 102          A+***        4,730,946
                 Bonds, Series 1992, 6.400%, 3/01/22 (Pre-refunded to 3/01/02)

    3,025,000   Tulare Local Hospital District, Insured Health Facility Revenue Bonds,  12/01 at 102          A+***        3,354,876
                 Series 1991A, 6.750%, 12/01/21 (Pre-refunded to 12/01/01)

    6,185,000   The Regents of the University of California, Refunding Revenue Bonds     9/02 at 102         AA-***        6,986,762
                 (Multiple Purpose Projects), Series A, 6.875%, 9/01/16
                 (Pre-refunded to 9/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 5.9%

    1,000,000   Anaheim Public Financing Authority (California), Revenue Bonds,         10/08 at 101            AAA          995,050
                 Series 1998 (City of Anaheim Electric  System Distribution Facilities),
                 5.000%, 10/01/23

   10,000,000   California Pollution Control Financing Authority, Pollution Control     12/01 at 102            Aa3       10,932,600
                 Revenue Bonds (Southern California Edison Company),
                 1991 Series, 6.900%, 12/01/17 (Alternative Minimum Tax)

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                              Provisions*      Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Utilities (continued)

$   5,000,000   California Pollution Control Financing Authority, Pollution Control Revenue6/02 at 102          AA-      $ 5,500,400
                 Bonds (Pacific Gas and Electric Company), 1992 Series A,
                 6.625%, 6/01/09 (Alternative Minimum Tax)

    5,665,000   City of Redlands, Certificates of Participation (1993 Refunding of       3/99 at 100            AAA        5,682,901
                 1986 and 1987 Projects), 6.800%, 3/01/07

    5,500,000   Southern California Public Power Authority, Multiple Project            No Opt. Call              A        6,641,745
                 Revenue Bonds, 1989 Series, 6.750%, 7/01/11


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 3.7%

    1,300,000   State of California Department of Water Resources, Central Valley       12/08 at 101             AA        1,282,801
                 Project, Water System Revenue Bonds, Series U, 5.000%, 12/01/29

                Department of Water and Power of the City of Los Angeles, Water
                Works Refunding Revenue Bonds, Second Issue of 1993:
    4,060,000    4.500%, 5/15/13                                                         5/03 at 102             AA        3,974,172
    8,400,000    4.500%, 5/15/30                                                         5/03 at 102            AAA        7,689,696

    1,000,000   City of Norco, Refunding Certificates of Participation, Series 1998     10/08 at 102            AAA        1,009,529
                 (Sewer System and Water System Improvement Project),
                 5.125%, 10/01/28

    2,000,000   City of Santa Barbara, California, Certificates of Participation         4/02 at 102            AAA        2,188,979
                 (1992 Water System Improvement Project and Refunding),
                 6.700%, 4/01/27

    2,200,000   City of Stockton (California), Revenue Certificates of Participation,    9/08 at 102            AAA        2,237,179
                 1998 Series A (Wastewater System Project), 5.200%, 9/01/29
------------------------------------------------------------------------------------------------------------------------------------
$ 448,925,000    Total Investments - (cost $445,367,233) - 98.7%                                                         496,293,133
=============
                Other Assets Less Liabilities - 1.3%                                                                       6,711,489
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $503,004,622
                ====================================================================================================================

     * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     **   Ratings: Using the higher of Standard & Poor's or Moody's rating.

     ***  Securities are backed by an escrow or trust containing sufficient U.S.
          government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

     N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

Statement of Net Assets
February 28, 1999
(Unaudited)
                                    California       California        California       California       California       California
                                         Value      Performance       Opportunity       Investment   Select Quality          Quality
                                                           Plus                            Quality                            Income
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities,
   at market value (note 1)       $257,699,139     $289,887,269      $183,056,363      $299,391,429     $505,079,708    $496,293,133
 Cash                                   35,771          268,964           372,081            43,198               --              --
 Receivables:
   Interest                          3,709,823        4,847,290         2,424,990         4,518,304        7,217,552       8,711,137
   Investments sold                    122,286        1,030,300                --           280,000          260,300       2,996,444
 Other assets                           41,992           32,217            20,114            30,963           55,312          47,021
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                 261,609,011      296,066,040       185,873,548       304,263,894      512,612,872     508,047,735
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Cash overdraft                             --               --                --                --          124,065         289,209
 Payable for investments purchased          --        3,250,000                --                --               --       2,555,274
 Accrued expenses:
   Management fees (note 6)            119,360          143,588            91,843           149,061          248,498         245,332
   Other                               122,339           89,266            88,981           126,044          153,078         131,737
 Preferred share dividends payable         N/A           39,509            18,079            32,555           41,300          59,916
 Common share dividends payable      1,046,740        1,053,822           676,210         1,060,188        1,794,703       1,761,645
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities              1,288,439        4,576,185           875,113         1,367,848        2,361,644       5,043,113
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)               $260,320,572     $291,489,855      $184,998,435      $302,896,046     $510,251,228    $503,004,622
====================================================================================================================================
Preferred shares, at liquidation value     N/A     $ 90,000,000      $ 55,000,000      $ 90,000,000     $150,000,000    $150,000,000
====================================================================================================================================
Preferred shares outstanding               N/A            3,600             2,200             3,600            6,000           6,000
====================================================================================================================================
Common shares outstanding           25,222,660       12,705,318         8,003,150        13,336,557       22,718,352      21,615,882
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets less Preferred shares
   at liquidation value, divided by
   Common shares outstanding)         $  10.32         $  15.86          $  16.24          $  15.96         $  15.86        $  16.33
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.

                                 See accompanying notes to financial statements.

Statement of Operations
Six Months Ended February 28, 1999
(Unaudited)
                                    California       California        California       California       California      California
                                         Value      Performance       Opportunity       Investment   Select Quality         Quality
                                                           Plus                            Quality                           Income
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)          $7,273,490       $8,798,090        $5,587,052        $8,838,158      $14,878,298    $14,470,051
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)              754,967          930,108           596,361           965,172        1,611,075      1,586,206
 Preferred shares - auction fees           N/A          111,576            68,185           111,576          185,959        185,959
 Preferred shares - dividend
   disbursing agent fees                   N/A            9,917             4,959             4,959            9,917          9,917
 Shareholders' servicing agent
   fees and expenses                    26,435           15,474             9,600            22,811           20,547         16,679
 Custodian's fees and expenses          27,224           28,160            22,299            28,211           38,361         37,974
 Directors' fees and expenses (note 6)   1,220            1,374               874             1,424            2,409          2,351
 Professional fees                       8,520            8,829             8,675             8,842            9,137          9,108
 Shareholders' reports - printing
   and mailing expenses                 38,332           29,307            19,991            51,228           47,893         46,489
 Stock exchange listing fees            16,216           12,181             8,078            12,208           16,243         16,100
 Investor relations expense             10,923           11,865             7,463            12,037           19,608         18,840
 Other expenses                          6,669            9,671             7,585             9,708           15,136         14,176
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                         890,506        1,168,462           754,070         1,228,176        1,976,285      1,943,799
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                6,382,984        7,629,628         4,832,982         7,609,982       12,902,013     12,526,252
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized
Gain (Loss) from Investments
 Net realized gain from investment
   transactions (notes 1 and 4)        378,395           12,802           369,853           211,334           35,910         53,772
 Net change in unrealized appreciation
   or depreciation of investments     (846,395)      (1,029,111)       (1,240,266)         (811,058)      (1,201,600)      (556,119)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments      (468,000)      (1,016,309)         (870,413)         (599,724)      (1,165,690)      (502,347)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                  $5,914,984       $6,613,319        $3,962,569        $7,010,258      $11,736,323    $12,023,905
===================================================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
                                         California Value             California Performance Plus          California Opportunity
-----------------------------------------------------------------------------------------------------------------------------------
                              Six Months Ended       Year Ended  Six Months Ended        Year Ended Six Months Ended     Year Ended
                                       2/28/99          8/31/98           2/28/99           8/31/98          2/28/99        8/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
 Net investment income             $ 6,382,984     $ 13,379,417       $ 7,629,628      $ 15,508,756      $ 4,832,982    $ 9,753,712
 Net realized gain from investment
   transactions (notes 1 and 4)        378,395        1,609,036            12,802           753,844          369,853      1,168,298
 Net change in unrealized appreciation
   or depreciation of investments     (846,395)       7,275,057        (1,029,111)        3,671,035       (1,240,266)     2,432,009
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                   5,914,984       22,263,510         6,613,319        19,933,635        3,962,569     13,354,019
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders              (6,280,444)     (13,405,303)       (6,393,247)      (13,022,043)      (4,050,972)    (8,069,724)
   Preferred shareholders                  N/A              N/A        (1,158,953)       (2,861,139)        (669,121)    (1,759,155)
From accumulated net realized gains
from investment transactions:
   Common shareholders              (1,225,822)      (1,344,368)         (605,188)         (209,142)        (939,551)       (64,394)
   Preferred shareholders                  N/A              N/A          (134,766)          (44,442)        (204,666)       (13,860)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders    (7,506,266)     (14,749,671)       (8,292,154)      (16,136,766)      (5,864,310)    (9,907,133)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions            --          229,709           835,456         1,600,110          467,554        706,515
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets                     (1,591,282)       7,743,548          (843,379)        5,396,979       (1,434,187)     4,153,401
Net assets at beginning of period  261,911,854      254,168,306       292,333,234       286,936,255      186,432,622    182,279,221
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period       $260,320,572     $261,911,854      $291,489,855      $292,333,234     $184,998,435   $186,432,622
===================================================================================================================================
Balance of undistributed net
   investment income at
   end of period                    $  249,763       $  147,223        $  551,073        $  473,645       $  402,435     $  289,546
===================================================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.

                                 See accompanying notes to financial statements.

                                  California Investment Quality        California Select Quality          California Quality Income
------------------------------------------------------------------------------------------------------------------------------------
                              Six Months Ended       Year Ended  Six Months Ended        Year Ended Six Months Ended     Year Ended
                                       2/28/99          8/31/98           2/28/99           8/31/98          2/28/99        8/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
 Net investment income             $ 7,609,982     $ 15,657,549      $ 12,902,013      $ 26,310,925     $ 12,526,252   $ 25,437,033
 Net realized gain from investment
   transactions (notes 1 and 4)        211,334          444,251            35,910         2,949,181           53,772        585,068
 Net change in unrealized appreciation
   or depreciation of investments     (811,058)       4,240,471        (1,201,600)        6,035,385         (556,119)    10,900,888
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                   7,010,258       20,342,271        11,736,323        35,295,491       12,023,905     36,922,989
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders              (6,352,554)     (13,080,251)      (10,750,687)      (22,044,563)     (10,558,216)   (21,032,274)
   Preferred shareholders           (1,157,122)      (2,868,562)       (1,709,189)       (4,721,829)      (1,980,159)    (4,840,296)
From accumulated net realized gains
from investment transactions:
   Common shareholders                (383,623)         (62,200)       (2,428,752)         (322,695)        (388,716)            --
   Preferred shareholders              (83,412)         (13,716)         (521,736)          (66,525)         (90,180)            --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders    (7,976,711)     (16,024,729)      (15,410,364)      (27,155,612)     (13,017,271)   (25,872,570)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions       754,981        1,509,857         1,254,587         1,883,226          997,897      1,988,327
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets (211,472)       5,827,399        (2,419,454)       10,023,105            4,531     13,038,746
Net assets at beginning of period  303,107,518      297,280,119       512,670,682       502,647,577      503,000,091    489,961,345
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period       $302,896,046     $303,107,518      $510,251,228      $512,670,682     $503,004,622   $503,000,091
===================================================================================================================================
Balance of undistributed net
   investment income at
   end of period                    $  427,554       $  327,248        $  767,879        $  325,742       $  967,512     $  979,635
===================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)

1. General Information and Significant Accounting Policies

The California Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen California Municipal Value Fund, Inc. (NCA), Nuveen California Performance Plus Municipal Fund, Inc.
(NCP), Nuveen California Municipal Market Opportunity Fund, Inc. (NCO), Nuveen California Investment Quality Municipal Fund, Inc. (NQC), Nuveen California Select Quality Municipal Fund, Inc. (NVC) and Nuveen California Quality Income Municipal Fund, Inc. (NUC).

California Value is not authorized by its Articles of Incorporation to issue Preferred shares. Therefore, in the Notes to Financial Statements, "N/A" represents not-applicable.

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 1999, California Performance Plus had outstanding when-issued purchase commitments of $3,250,000. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per Common share for California Value and $.01 per Common share for the other Funds. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                          California                 California   California   California
                                         Performance   California    Investment       Select      Quality
                                                Plus  Opportunity       Quality      Quality       Income
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                       --            --        3,600           --           --
   Series T                                    1,800            --           --        2,400           --
   Series W                                       --         2,200           --           --        3,000
   Series Th                                      --            --           --        3,600           --
   Series F                                    1,800            --           --           --        3,000
---------------------------------------------------------------------------------------------------------
Total                                          3,600         2,200        3,600        6,000        6,000
=========================================================================================================

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended February 28, 1999.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Common shares were as follows:
                                                          California Value       California Performance Plus
--------------------------------------------------------------------------------------------------------------
                                                 Six Months Ended   Year Ended  Six Months Ended    Year Ended
                                                          2/28/99      8/31/98           2/28/99       8/31/98
--------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                        --       22,464            46,034        91,264
==============================================================================================================
                                                       California Opportunity   California Investment Quality
--------------------------------------------------------------------------------------------------------------

                                                 Six Months Ended   Year Ended  Six Months Ended    Year Ended
                                                          2/28/99      8/31/98           2/28/99       8/31/98
--------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                     26,538       40,765           43,727        88,738
==============================================================================================================
                                                      California Select Quality   California Quality Income
--------------------------------------------------------------------------------------------------------------
                                                 Six Months Ended   Year Ended  Six Months Ended    Year Ended
                                                          2/28/99      8/31/98           2/28/99       8/31/98
--------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                     74,363      113,065       57,207      118,416
==============================================================================================================

3. Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid April 1, 1999, to shareholders of record on March 15, 1999, as follows:

                                          California                 California   California   California
                             California  Performance    California   Investment       Select      Quality
                                  Value         Plus   Opportunity      Quality      Quality       Income
---------------------------------------------------------------------------------------------------------
Dividend per share               $.0415       $.0830        $.0845       $.0795       $.0790       $.0815
=========================================================================================================


4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments during the six months ended February 28, 1999, were as follows:

                                          California                 California   California   California
                             California  Performance    California   Investment       Select      Quality
                                  Value         Plus   Opportunity      Quality      Quality       Income
---------------------------------------------------------------------------------------------------------
Purchases:
   Investments in
     municipal securities   $29,182,435  $12,813,803     $9,325,758  $8,527,620  $13,285,326  $11,418,395
   Temporary municipal
     investments                     --    5,900,000      1,300,000   4,000,000    6,000,000    5,100,000
Sales and Maturities:
   Investments in
     municipal securities    25,947,300   10,530,274      9,853,519   7,494,235   13,972,781   11,490,355
   Temporary municipal
     investments              1,500,000    5,900,000      1,800,000   4,000,000    6,000,000    5,100,000
=========================================================================================================

At February 28, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 1999, were as follows:

                                          California                 California   California   California
                             California  Performance    California   Investment       Select      Quality
                                  Value         Plus   Opportunity      Quality      Quality       Income
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation             $22,316,273  $23,297,874   $17,648,135  $25,942,014  $42,544,736  $50,949,009
   depreciation                (146,945)     (79,799)      (50,063)     (21,390)     (79,444)     (23,109)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation $22,169,328  $23,218,075   $17,598,072  $25,920,624  $42,465,292  $50,925,900
=========================================================================================================

6. Management Fee and Other Transactions with Affiliates
Under California Value's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly of .35 of 1% of the average daily net asset value of the Fund, as well as 4.125% of the gross interest income of the Fund.

Under the Fund's (excluding California Value) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund as follows:

Average Daily Net Asset Value                               Management Fee
-----------------------------------------------------------------------------
For the first $125 million                                        .6500 of 1%
For the next $125 million                                         .6375 of 1
For the next $250 million                                         .6250 of 1
For the next $500 million                                         .6125 of 1
For the next $1 billion                                           .6000 of 1
For net assets over $2 billion                                    .5875 of 1
=============================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. Composition of Net Assets

At February 28, 1999, net assets consisted of:

                                          California                 California   California   California
                             California  Performance    California   Investment       Select      Quality
                                  Value         Plus   Opportunity      Quality      Quality       Income
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000
   stated value per share,
   at liquidation value    $        N/A $ 90,000,000  $ 55,000,000 $ 90,000,000 $150,000,000 $150,000,000
Common shares, $.01 par
   value per share              252,227      127,053        80,032      133,366      227,184      216,159
Paid-in surplus             237,377,899  177,581,183   111,549,569  186,278,245  316,757,810  300,841,476
Balance of undistributed net
   investment income            249,763      551,073       402,435      427,554      767,879      967,512
Accumulated net realized gain
   from investment
   transactions                 271,355       12,471       368,327      136,257       33,063       53,575
Net unrealized appreciation
   of investments            22,169,328   23,218,075    17,598,072   25,920,624   42,465,292   50,925,900
---------------------------------------------------------------------------------------------------------
Net assets                 $260,320,572 $291,489,855  $184,998,435 $302,896,046 $510,251,228 $503,004,622
=========================================================================================================
Authorized shares:
   Common                   250,000,000  200,000,000   200,000,000  200,000,000  200,000,000  200,000,000
   Preferred                        N/A    1,000,000     1,000,000    1,000,000    1,000,000    1,000,000
=========================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.

                     Financial Highlights
                     (Unaudited)
                     Selected data for a Common share outstanding throughout
                     each period is as follows:
                                                Investment Operations
                                                       Net
                                                       Realized/
                             Beginning     Net         Unrealized
                             Net Asset     Investment  Investment
                             Value         Income      Gain (Loss)   Total
California Value
Year Ended 8/31:
    1999 (a)                 $10.38        $ .25       $ (.01)       $ .24
    1998                      10.09          .53          .34          .87
    1997                      10.03          .59          .15          .74
    1996                      10.20          .61         (.10)         .51
    1995                      10.20          .64          .04          .68
    1994                      10.74          .65         (.51)         .14
California Performance Plus
Year Ended 8/31:
    1999 (a)                  15.98          .60         (.07)         .53
    1998                      15.67         1.23          .36         1.59
    1997                      15.41         1.27          .26         1.53
    1996                      15.45         1.28         (.04)        1.24
    1995                      15.24         1.28          .28         1.56
    1994                      16.38         1.30        (1.13)         .17
California Opportunity
Year Ended 8/31:
    1999 (a)                  16.48          .60         (.10)         .50
    1998                      16.04         1.23          .45         1.68
    1997                      15.57         1.25          .45         1.70
    1996                      15.64         1.25         (.03)        1.22
    1995                      15.32         1.27          .36         1.63
    1994                      16.59         1.27        (1.26)         .01
California Investment Quality
Year Ended 8/31:
    1999 (a)                  16.03          .57         (.03)         .54
    1998                      15.70         1.18          .36         1.54
    1997                      15.37         1.22          .32         1.54
    1996                      15.37         1.24           --         1.24
    1995                      15.20         1.25          .22         1.47
    1994                      16.44         1.26        (1.19)         .07
California Select Quality
Year Ended 8/31:
    1999 (a)                  16.02          .57         (.05)         .52
    1998                      15.65         1.16          .41         1.57
    1997                      15.19         1.19          .52         1.71
    1996                      15.23         1.19          .09         1.28
    1995                      14.96         1.21          .35         1.56
    1994                      16.44         1.21        (1.43)        (.22)
California Quality Income
Year Ended 8/31:
    1999 (a)                  16.37          .58         (.02)         .56
    1998                      15.86         1.18          .54         1.72
    1997                      15.24         1.20          .62         1.82
    1996                      15.05         1.20          .21         1.41
    1995                      14.68         1.21          .39         1.60
    1994                      15.92         1.20        (1.20)          --
                                                       Less Distributions
                             Net          Net
                             Investment   Investment     Capital       Capital
                             Income       Income         Gains         Gains
                             To Common    To Preferred   To Common     To Preferred
                             Shareholders Shareholders+  Shareholders  Shareholders+    Total
California Value
Year Ended 8/31:
    1999 (a)                 $ (.25)      $ N/A          $(.05)        $ N/A            $ (.30)
    1998                       (.53)        N/A           (.05)          N/A              (.58)
    1997                       (.59)        N/A           (.09)          N/A              (.68)
    1996                       (.62)        N/A           (.06)          N/A              (.68)
    1995                       (.67)        N/A           (.01)          N/A              (.68)
    1994                       (.67)        N/A           (.01)          N/A              (.68)
California Performance Plus
Year Ended 8/31:
    1999 (a)                   (.50)       (.09)          (.05)         (.01)             (.65)
    1998                      (1.03)       (.23)          (.02)           --             (1.28)
    1997                      (1.03)       (.22)          (.02)           --             (1.27)
    1996                      (1.03)       (.25)            --            --             (1.28)
    1995                      (1.03)       (.29)          (.02)         (.01)            (1.35)
    1994                      (1.06)       (.25)            --            --             (1.31)
California Opportunity
Year Ended 8/31:
    1999 (a)                   (.51)       (.08)          (.12)         (.03)             (.74)
    1998                      (1.01)       (.22)          (.01)           --             (1.24)
    1997                      (1.01)       (.22)            --            --             (1.23)
    1996                      (1.02)       (.23)          (.03)+++      (.01)+++         (1.29)
    1995                      (1.05)       (.26)            --            --             (1.31)
    1994                      (1.07)       (.21)            --            --             (1.28)
California Investment Quality
Year Ended 8/31:
    1999 (a)                   (.48)       (.09)          (.03)         (.01)             (.61)
    1998                       (.99)       (.22)            --            --             (1.21)
    1997                       (.99)       (.22)            --            --             (1.21)
    1996                      (1.02)       (.22)            --            --             (1.24)
    1995                      (1.04)       (.26)            --            --             (1.30)
    1994                      (1.12)       (.17)          (.02)           --             (1.31)
California Select Quality
Year Ended 8/31:
    1999 (a)                   (.47)       (.08)          (.11)         (.02)             (.68)
    1998                       (.97)       (.21)          (.02)           --             (1.20)
    1997                       (.98)       (.20)          (.06)         (.01)            (1.25)
    1996                       (.98)       (.21)          (.10)         (.03)            (1.32)
    1995                       (.99)       (.25)          (.04)         (.01)            (1.29)
    1994                      (1.05)       (.18)          (.03)           --             (1.26)
California Quality Income
Year Ended 8/31:
    1999 (a)                   (.49)       (.09)          (.02)           --              (.60)
    1998                       (.98)       (.23)            --            --             (1.21)
    1997                       (.98)       (.22)            --            --             (1.20)
    1996                       (.96)       (.23)          (.02)+++      (.01)+++         (1.22)
    1995                       (.96)       (.27)            --            --             (1.23)
    1994                      (1.00)       (.21)          (.02)         (.01)            (1.24)
                                                                           Total Returns
                             Ending                                                    Ending
                             Net Asset   Ending        Based on        Based on Net    Net Assets
                             Value       Market Value  Market Value**  Asset Value**   (000)
California Value
Year Ended 8/31:
    1999 (a)                 $10.32      $10.0000       4.93%          2.30%           $260,321
    1998                      10.38        9.8125       2.11           8.90             261,912
    1997                      10.09       10.1875       7.59           7.55             254,168
    1996                      10.03       10.1250      12.52           5.16             251,948
    1995                      10.20        9.6250      (6.59)          6.92             193,426
    1994                      10.20       11.0000       (.50)          1.32             192,237
California Performance Plus
Year Ended 8/31:
    1999 (a)                  15.86       17.3125       (.84)          2.73             291,490
    1998                      15.98       18.0000      10.74           8.93             292,333
    1997                      15.67       17.2500      16.71           8.77             286,936
    1996                      15.41       15.7500      14.04           6.53             282,104
    1995                      15.45       14.7500       5.75           8.75             281,766
    1994                      15.24       15.0000      (8.34)          (.48)            279,175
California Opportunity
Year Ended 8/31:
    1999 (a)                  16.24       17.5625       3.21           2.36             184,998
    1998                      16.48       17.6250      11.99           9.36             186,433
    1997                      16.04       16.6875      11.83           9.79             182,279
    1996                      15.57       15.8750      13.10           6.31             177,862
    1995                      15.64       15.0000       4.72           9.43             178,072
    1994                      15.32       15.3750      (8.20)         (1.27)            175,325
California Investment Quality
Year Ended 8/31:
    1999 (a)                  15.96       16.9375       3.35           2.74             302,896
    1998                      16.03       16.8750       8.39           8.66             303,108
    1997                      15.70       16.5000      12.32           8.82             297,280
    1996                      15.37       15.6250      11.08           6.72             291,423
    1995                      15.37       15.0000       3.77           8.38             290,426
    1994                      15.20       15.5000      (2.10)          (.64)            287,504
California Select Quality
Year Ended 8/31:
    1999 (a)                  15.86       16.6875       3.10           2.66             510,251
    1998                      16.02       16.7500       8.11           8.93             512,671
    1997                      15.65       16.4375      13.22          10.17             502,648
    1996                      15.19       15.5000      15.73           6.95             490,214
    1995                      15.23       14.3750       7.14           9.22             489,967
    1994                      14.96       14.4380      (7.60)         (2.52)            483,986
California Quality Income
Year Ended 8/31:
    1999 (a)                  16.33       17.3125       2.57           2.87             503,005
    1998                      16.37       17.3750      13.29           9.65             503,000
    1997                      15.86       16.2500      15.19          10.74             489,961
    1996                      15.24       15.0000      12.32           7.89             475,498
    1995                      15.05       14.2500       9.24           9.57             471,064
    1994                      14.68       14.0000      (6.27)         (1.41)            463,200
                                                      Ratios/Supplemental Data
                                             Ratio of Net                        Ratio of Net
                             Ratio of        Investment        Ratio of          Investment
                             Expenses to     Income to         Expenses to       Income to
                             Average         Average           Average Total     Average Total
                             Net Assets      Net Assets        Net Assets        Net Assets      Portfolio
                             Applicable to   Applicable to     Including         Including       Turnover
                             Common Shares++ Common Shares++   Preferred++       Preferred++     Rate
California Value
Year Ended 8/31:
    1999 (a)                  .69%*          4.91%*            N/A               N/A             10%
    1998                      .71            5.19              N/A               N/A             40
    1997                      .74            5.85              N/A               N/A             17
    1996                      .77            6.00              N/A               N/A             23
    1995                      .75            6.32              N/A               N/A              9
    1994                      .76            6.24              N/A               N/A              9
California Performance Plus
Year Ended 8/31:
    1999 (a)                 1.16*           7.59*             .81*              5.26*            4
    1998                     1.18            7.76              .81               5.35            20
    1997                     1.19            8.17              .81               5.59            12
    1996                     1.18            8.23              .80               5.62            14
    1995                     1.23            8.56              .83               5.77            24
    1994                     1.21            8.21              .83               5.63            19
California Opportunity
Year Ended 8/31:
    1999 (a)                 1.16*           7.43*             .82*              5.23*            5
    1998                     1.17            7.52              .82               5.28            18
    1997                     1.19            7.85              .82               5.46             4
    1996                     1.19            7.88              .82               5.47             8
    1995                     1.21            8.38              .83               5.73            36
    1994                     1.25            7.94              .87               5.51            24
California Investment Quality
Year Ended 8/31:
    1999 (a)                 1.16*           7.17*             .81*              5.05*            2
    1998                     1.15            7.45              .80               5.22            21
    1997                     1.16            7.82              .80               5.44            12
    1996                     1.16            7.95              .81               5.51            10
    1995                     1.18            8.36              .81               5.72            14
    1994                     1.18            7.97              .82               5.53            18
California Select Quality
Year Ended 8/31:
    1999 (a)                 1.10*           7.18*             .78*              5.08*            3
    1998                     1.11            7.35              .78               5.18            17
    1997                     1.12            7.68              .78               5.36             5
    1996                     1.13            7.73              .79               5.38            13
    1995                     1.16            8.25              .80               5.66            12
    1994                     1.16            7.76              .81               5.43            15
California Quality Income
Year Ended 8/31:
    1999 (a)                 1.11*           7.13*             .78*              5.01*            2
    1998                     1.12            7.34              .78               5.12            11
    1997                     1.14            7.69              .79               5.31             8
    1996                     1.15            7.83              .79               5.37             6
    1995                     1.19            8.36              .80               5.63            29
    1994                     1.17            7.81              .80               5.35            12

N/A  Fund is not authorized to issue Preferred shares.

*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized for periods less than one year.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred Shares, if applicable.

+++ The amounts shown include distributions in excess of capital gains of $.011 for Common shareholders and $.003 for Preferred shareholders of California
     Opportunity and $.007 for Common shareholders and $.002 for Preferred shareholders of California Quality Income.

(a)  For the six months ended February 28, 1999.


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

Fund Information

Board of Directors
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606



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and Shareholder Services
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Year 2000
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information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, we have updated or replaced our trading, fund management, and pricing systems at Nuveen - systems that directly affect our investors and their financial advisers - to address Year 2000 concerns.

We continue to work closely with our transfer agent, custodian, firms through whom we buy and sell portfolio securities, and other service partners to monitor the Year 2000 readiness of their systems, while addressing other remaining systems issues.

In addition, the Funds hold securities of issuers whose business operations leave them susceptible to Year 2000 concerns. We seek to evaluate an issuer's Year 2000 readiness as part of our initial and ongoing research of these issuers. This is only one of the many factors considered in determining whether to buy, sell, or continue holding a particular security.

We anticipate that all significant components of our Year 2000 review, repair, and testing program will be complete by mid-1999. This includes appropriate industry-wide testing of critical systems and receipt of satisfactory assurances from critical service providers, vendors, and issuers regarding their Year 2000 readiness. We are also making Year 2000 contingency plans to guide recovery efforts in the event that, despite our remediation attempts, Year 2000 issues adversely affect the Funds. Although we cannot give complete assurance at this time that the steps we take will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds, we can assure you that we will take all reasonable steps to prevent disruption of the services provided by your Fund.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six months ended February 28, 1999. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.




Graphic:
NUVEEN 1898    1998
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime(tm).



John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286


www.nuveen.com

                                                                      FSA-1-2-99